                                                                   Exhibit 10.13

                                PROMISSORY NOTE

                                                                   June 14, 1996

U.S. $2,428,000.00

     FOR VALUE RECEIVED, the undersigned, VITAQUEST INTERNATIONAL INC., a Delaware corporation with offices at 100 Lehigh Drive, Fairfield, New Jersey 07004 (the "Maker"), hereby promises to pay to the order of EDWARD M. FRANKEL (the "Payee"), at 100 Lehigh Drive, Fairfield, New Jersey 07004 or at such other place as the Payee may specify, the principal sum of the lesser of (x) Two Million Four Hundred Twenty Eight Thousand Dollars ($2,428,000.00), or (y) such amount as is equal to the product of (i) 48.56%, multiplied by (ii) the amount of Maker's undistributed earnings (as determined by the Company's independent certified public accountants) for the period April 1, 1996 to the date on which Maker ceases to be an S corporation for Federal and State income tax purposes (the "Termination Date"), together with interest thereon at the rate of eight and one-half percent (8.5%) per annum from the Termination Date, in lawful money of the United States, payable in thirty-six (36) equal monthly installments on the 1st day of each month beginning on the 1st day of the 1st month following the month in which the amount of such undistributed earnings is so determined.

     In the event that any installment of this Note is not paid when due and such non-payment is not cured within ten (10) days after notice thereof is given to Maker at Maker's above address, then, and in such event, the holder of this Note may by delivery of written notice of acceleration to the Maker declare the entire unpaid principal balance of this Note to be due and payable, whereupon, the same shall become and be immediately due and payable.

     All notices, requests, demands and other communications which are required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by overnight commercial mail service or by registered or certified mail, return receipt requested, postage prepaid.

     The Maker agrees to pay all costs of enforcement and collection of this Note, including but not limited to, reasonable attorneys' fees, disbursements and court costs.

     The Maker hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note.

     The Maker shall have the right to prepay this Note in whole or in part, without premium or penalty from time to time.

     This Note shall be construed in accordance with, and any dispute arising in connection herewith shall be governed by, the laws of the State of New York applicable to contracts made and to be performed in said state.

                                          VITAQUEST INTERNATIONAL INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                PROMISSORY NOTE

U.S. $2,039,500.00                                                 June 14, 1996

     FOR VALUE RECEIVED, the undersigned, VITAQUEST INTERNATIONAL INC., a Delaware corporation with offices at 100 Lehigh Drive, Fairfield, New Jersey 07004 (the "Maker"), hereby promises to pay to the order of KEITH I. FRANKEL (the "Payee"), at 100 Lehigh Drive, Fairfield, New Jersey 07004 or at such other place as the Payee may specify, the principal sum of the lesser of (x) Two Million Thirty Nine Thousand Five Hundred Dollars ($2,039,500.00), or (y) such amount as is equal to the product of (i) 40.79%, multiplied by (ii) the amount of Maker's undistributed earnings (as determined by the Company's independent certified public accountants) for the period April 1, 1996 to the date on which Maker ceases to be an S corporation for Federal and State income tax purposes (the "Termination Date"), together with interest thereon at the rate of eight and one-half percent (8.5%) per annum from the Termination Date, in lawful money of the United States, payable in thirty-six (36) equal monthly installments on the 1st day of each month beginning on the 1st day of the 1st month following the month in which the amount of such undistributed earnings is so determined.

     In the event that any installment of this Note is not paid when due and such non-payment is not cured within ten (10) days after notice thereof is given to Maker at Maker's above address, then, and in such event, the holder of this Note may by delivery of written notice of acceleration to the Maker declare the entire unpaid principal balance of this Note to be due and payable, whereupon, the same shall become and be immediately due and payable.

     All notices, requests, demands and other communications which are required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by overnight commercial mail service or by registered or certified mail, return receipt requested, postage prepaid.

     The Maker agrees to pay all costs of enforcement and collection of this Note, including but not limited to, reasonable attorneys' fees, disbursements and court costs.

     The Maker hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note.

     The Maker shall have the right to prepay this Note in whole or in part, without premium or penalty from time to time.

     This Note shall be construed in accordance with, and any dispute arising in connection herewith shall be governed by, the laws of the State of New York applicable to contracts made and to be performed in said state.

                                          VITAQUEST INTERNATIONAL INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                           STOCK REDEMPTION AGREEMENT

     STOCK REDEMPTION AGREEMENT (the "Agreement"), dated this 28th day of May, 1992, by and among GARDEN STATE NUTRITIONALS, INC. (the "Company"), a New Jersey corporation, having its principal office and place of business at 100 Lehigh Drive, Fairfield, New Jersey 07006, EARL WEISMAN ("Weisman" or the "Seller"), residing at 8934 Kenton Avenue, Skokie, IL 60076 and, solely for the purposes of Paragraph 6 hereto, MORRISON COHEN SINGER & WEINSTEIN (the "Escrow Agent"), as escrow agent hereunder.

                              W I T N E S S E T H:

     WHEREAS, the authorized capital stock of the Company consists of 2,500 shares of common stock, no par value (the "Common Stock"), of which, as of the date hereof, 100 shares are issued and outstanding;

     WHEREAS, Weisman currently owns an aggregate of 19 shares of Common Stock;

     WHEREAS, Weisman desires to sell to the Company and the Company desires to purchase and redeem from Weisman all of the shares of Common Stock owned by Weisman (the "Shares") on the terms and conditions set forth herein; and

     WHEREAS, it is contemplated that contemporaneously with the redemption of the Shares hereunder, the following related transactions will also occur: (i) Windmill Marketing Services, Inc. ("Windmill Marketing"), an affiliate of the Company, will purchase and redeem all of Weisman's shares of capital stock of Windmill Marketing, (ii) Windmill Marketing will purchase the business and all or substantially all of the assets of Windmill Natural Vitamin Company, Inc., an Illinois corporation, a majority of whose shares of capital stock are owned by Weisman, (iii) Edward M. Frankel ("Frankel"), the majority shareholder of both the Company and Windmill Marketing, shall purchase Weisman's entire equity interest in Vitareal Associates, L.P., and (iv) Weisman shall purchase all of Frankel's shares of capital stock of E. Burnham, Inc. (the transactions described in clauses (i) through (iv) above shall hereinafter collectively be referred to as the "Related Transactions").

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1. Redemption of the Shares. Subject to the terms and conditions herein set forth the Seller shall sell, transfer, assign, convey and deliver to the Company, and the Company shall purchase, redeem and accept from the Seller, on the Closing Date (as defined hereinafter), all of the Seller's right, title and interest in the Shares. The sale, transfer, assignment, conveyance and delivery of the Shares by the Seller to the Company, as herein provided, shall be effected on the Closing Date by delivery of the certificates representing the Shares, stock powers endorsed in blank, a bill of sale and such other instruments of sale, transfer, assignment and conveyance reasonably satisfactory in form and substance to counsel for the Company. The Seller shall bear all state and local sales, transfer, excise, value-added or other similar taxes, in each case that may be imposed by reason of the sale, transfer, assignment, conveyance and delivery of the Shares.

     2. Closing. The closing of the transaction contemplated herein (the "Closing") shall take place at the offices of Fred Carman, Esq., 350 Pfingten Road, Suite 104, Northbrook, Illinois 60062-2032 at 10:00 A.M., Central Daylight Time, on Thursday, May 28, 1992 or at such other time and place as may be mutually agreed upon in writing by the Seller and the Company (the "Closing Date").

     3. The Purchase Price. Upon and subject to the terms and conditions herein set forth and in consideration of the sale, transfer, assignment, conveyance and delivery of the Shares to the Company, the Company agrees to pay to the Seller an aggregate purchase price of Two Hundred Nine Thousand Dollars ($209,000) (the "Purchase Price").

     4. Form of purchase Price.  The Purchase Price shall be payable as follows:

          (a) Ten Thousand Dollars shall be payable on the Closing Date, by certified, banker's or cashier's check, to the Seller;

          (b) Sixty-Five Thousand Dollars ($65,000) shall be payable on each of the second and third anniversaries of the Closing Date (the "First Principal Installment Payment" and "Second Principal Installment Payment," respectively), and Sixty-Nine Thousand Dollars ($69,000) shall be payable on the fourth such anniversary (the "Third Principal Installment Payment"), in each case, together with interest thereon, payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day), at a fluctuating rate per annum equal to the prime or equivalent rate of interest from time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to announce or publish a prime rate of interest, such other New York money center as the Company and the Seller may agree. All amounts payable pursuant to this Paragraph 4(b) shall be evidenced by a promissory note substantially in the form attached hereto as Exhibit A (the "Company Note").

     5. Delivery. At the Closing, the Seller shall deliver to the Company the stock certificates evidencing the Shares, with all necessary transfer stamps affixed thereto, together with separate stock powers endorsed in blank, and such evidence of title to the Shares and of compliance with the terms and conditions of this Agreement as may be reasonably required by counsel for the Company in order that good and marketable title to the Shares shall pass from the Seller to the Company.

     6. Collateral; Escrow.

          (a) Immediately subsequent to the delivery, by the Seller to the Company, of the stock certificates evidencing the Shares, as required by Paragraph 5 hereto, the Company, in order to secure to the Seller the prompt, full and faithful payment of its obligations under (i) Paragraph 4(b) hereto, as evidenced by the Company Note, and (ii) Paragraph 3(b) to the Consulting and Non-Competition Agreement (the "Consulting and Non-Competition Agreement") of even date herewith between the Company and the Seller (the "Non-Compete Fee"), shall grant to the Seller a security interest in the Shares. In connection therewith, and as evidence thereof, the Company shall cause such stock certificates to be cancelled and a new stock certificate evidencing the Shares to be issued in the name of the Company, which new stock certificate, together with a stock power endorsed in blank, shall be delivered to the Escrow Agent, to be held and delivered by the Escrow Agent as hereinafter provided.

          (b) All incidents of ownership of the Shares shall be vested solely in the Company for so long as there are no Defaults (as defined below) by the Company under the Company Note or the Consulting and Non-Competition Agreement.

          (c) If the Company defaults with respect to any of its obligations under the Company Note or with respect to the Non-Compete Fee, and fails to cure such default within the grace periods provided for therein (each such default hereinafter to be referred to as a "Default"), the holder of the Company Note or the Seller, as the case may be, upon fifteen (15) days prior written notice to the Company, shall have the right to sell the Shares evidenced by the stock certificates held by the Escrow Agent, in accordance with Section 9-504 of the Illinois Uniform Commercial Code. Such right shall be in addition to all other rights and remedies available under law to the holder of the Company Notes and the Seller.

          (d) Upon receipt by the Escrow Agent of the written notice from the Company (the "Company Notice") that (i) the First, Second and Third Principal Installment Payments have been made on a timely basis in accordance with the terms of the Company Note, (ii) the Non-Compete Fee has been paid in full, and (iii) all interest due and payable with respect to the obligations described in (i) and (ii) immediately above has likewise been paid, the Escrow Agent shall send a copy of such notice to the Seller (the "Seller's Notice"). If the Escrow Agent does not receive any written notice from the Seller within fifteen (15) days after having sent the Seller's Notice which challenges the validity of the Company's Notice, or which alleges Defaults by the Company under the Company Note or with respect to the Non-Compete Fee subsequent to the sending of the Company Notice, the Escrow Agent shall release from escrow and deliver to the Company the stock certificate representing the Shares, together with a stock power endorsed in blank.

          (e) Upon receipt by the Escrow Agent of written notice from the Seller that the entire unpaid balance of the Company Note or the Non-Compete Fee has been declared due and payable following a Default by the Company, the Escrow Agent shall send a copy of such notice (the "Default Notice") to the Company and, unless within fifteen (15) days after having sent such Default Notice to the Company, the Escrow Agent receives written notice from the Company which challenges the validity of the statements made by the Seller in the Default Notice, the Escrow Agent shall deliver to the Seller the stock certificate representing the Shares, together with a corresponding stock power endorsed in blank.

          (f) Each of the notices which, pursuant to subparagraph (d) to this Paragraph 6, may be given by the Seller in response to the Company's Notice, and pursuant to subparagraph (e) to this Paragraph 6, may be given by the Company in response to a Default Notice, are collectively hereinafter referred to as "No Validity Notices." If the Escrow Agent receives a No Validity Notice from either party, it shall promptly notify, in writing, the other party, and shall withhold delivery of all instruments otherwise to be delivered by it hereunder until the controversy is settled by written agreement of both parties or by a final judgment of a court of competent jurisdiction.

          (g) The Escrow Agent may, in its sole discretion, at any time (and whether before or after its receipt of any No Validity Notices) deliver any or all of the stock certificates representing the Shares into a court of competent jurisdiction in an action for interpleader for such disposition as may be directed by such court.

          (h) The Escrow Agent shall be charged only with holding and delivering the stock certificate as provided herein. The Escrow Agent assumes no responsibility except for the holding and safekeeping of the stock certificate as provided herein, and the delivery thereof as required hereby, and shall not be liable for any action taken by it in good faith in accordance with the terms of this Agreement.

          (i) The Escrow Agent shall not be responsible in any manner for the validity or sufficiency of any instruments, documents or any other property delivered hereunder, or for any representations made or obligations assumed by any other party to this Agreement. The Escrow Agent shall have the right to act in reliance upon any document, instrument or signature believed by it to be genuine and to assume that any person purporting to give any notice or instructions in accordance with the provisions hereof shall have been duly authorized to do so. The Escrow Agent shall not be liable for any action taken or omitted hereunder except in the case of its gross negligence or willful misconduct. The Escrow Agent shall be entitled to consult with independent counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel.

          (j) The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the other parties hereto at least twenty days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by the Escrow Agent hereunder shall be delivered by it to such person as may be designated in writing by all of the other parties hereto, whereupon all obligations of the Escrow Agent hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of the Escrow Agent shall, nevertheless, cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it hereunder in accordance with this Agreement and to deliver the same to the person or persons designated in writing by all of the parties hereto or in accordance with the directions of a final, nonappealable order or judgement of a court of competent jurisdiction.

          (k) If there is any dispute relating to the property held hereunder, or its disposition, the Company and the Seller shall be obligated to reimburse the Escrow Agent jointly and severally for all of its costs and expenses (including reasonable attorneys' fees and expenses), and the Company and the Seller shall indemnify the Escrow Agent and hold harmless the Escrow Agent jointly and severally from and against any claim asserted against it, or any liability, loss or damage incurred by it, in connection therewith provided that none of the foregoing was caused by Escrow Agent's negligence or willful misconduct. Notwithstanding the foregoing, the Seller's obligation to reimburse the Escrow Agent for its reasonable attorneys' fees and expenses shall be limited to the lesser of one-half of the aggregate costs thereof, or $10,000.

          (l) Notwithstanding any other provision of this Agreement, no notice, demand, request or other communication to the Escrow Agent in connection herewith shall be binding on the Escrow Agent unless it is in writing, refers specifically to this Agreement, is addressed to the Escrow Agent at the address set forth in Paragraph 11 hereof, to the attention of the person specified in said paragraph, or to such other address and person as the Escrow Agent may at any time or from time to time designate, and is actually received by the Escrow Agent at that address.

          (m) The parties acknowledge that the Escrow Agent has served and will continue to serve as legal counsel to the Company and each party hereto consents to such continued representation, whether in litigation or otherwise.

     7. Subsequent Documentation. Seller shall at any time and from time to time after the Closing Date, upon the request of the Company and at the expense of the Seller, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all further assignments, transfers, conveyances and other evidence of the same as may be reasonably required for the better assigning, transferring, granting, conveying and confirming to the Company or its successors and assigns, or for aiding and assisting in collecting and reducing to possession, the Shares

     8. Representations and Warranties. The Seller represents and warrants to the Company as follows:

          (a) The Seller has full right, power and authority to execute, deliver and enter into this Agreement and to carry out all the obligations hereunder. This Agreement has been duly executed by the Seller and is the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof;

          (b) As of the date hereof, the Seller has good and marketable title to the Shares, free and clear of all liens, mortgages, pledges, encumbrances, charges, agreements, claims and equities whatsoever, with full right, power and authority to sell, convey, transfer, assign and deliver the Shares to the Company at the Closing;

          (c) The Shares represent the Seller's entire interest in the Company. The Seller does not own directly, indirectly or beneficially any other shares of Common Stock or any options, warrants or other rights to purchase additional shares of Common Stock;

          (d) Upon delivery to the Company of the stock certificates representing the shares, together with all necessary transfer tax stamps affixed thereto, and separate stock powers endorsed in blank, the Company will acquire good and marketable title to the Shares, free and clear of all mortgages, liens, pledges, encumbrances, charges, agreements, claims and equities whatsoever;

          (e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate or conflict with any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority to which the Seller is subject, nor any contract or other agreement to which the Seller is a party or is otherwise subject to;

          (f) All transfer taxes which are required to be paid in connection with the sale, transfer, conveyance, assignment and delivery of the Shares pursuant to this Agreement shall have been fully paid and all laws imposing such taxes shall have been fully complied with;

     9. Waiver. Notwithstanding anything to the contrary contained in the stock purchase agreement dated as of November 10, 1982, as amended, by and among, the Seller, the Company and various other third parties (the "Stock Purchase Agreement"), by consummation of this Agreement: (a) Seller and the Company hereby waive any and all restrictions on the transferability of the Shares contained in the Stock Purchase Agreement and (b) Seller agrees that payment for the Shares shall be made in accordance with the provisions of Section 4 hereof and Seller hereby waives his right to receive payment for the Shares in accordance with the terms of Article Six of the Stock Purchase Agreement.

     10. Conditions Precedent. The obligations of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions:

          (a) All Related Transactions shall been consummated and closed.

          (b) The Seller shall resign, in writing, from all official positions with the Company in his capacity as an officer or director thereof.

          (c) The Seller shall enter into a consulting and non-competition agreement with the Company.

          (d) The Company shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of the Seller or in furtherance of the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

     11. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by telefacsimile, registered or certified mail (postage prepaid, return receipt requested) or overnight courier to the parties at the following addresses:

        (a) If to the Company, to:

          Garden State Nutritionals, Inc.
          100 Lehigh Drive
          Fairfield, New Jersey 07006
          Attention: Edward M. Frankel, President
          Telecopier: 201/575-6782

          with copies to:

          Morrison Cohen Singer & Weinstein
          750 Lexington Avenue
          New York, New York 10022
          Attention: Stephen A. Cohen, Esq.
          Telecopier: 212/735-8708

        (b) If to the Seller, to:

           Mr. Earl Weisman
           8934 Kenton Avenue
           Skokie, Illinois 60076
           Telecopier: 708/498-8978

           with copies to:

           Fred Carman, Esq.
           350 Pfingten Road
           Suite 104
           Northbrook, Illinois 60062-2032
           Telecopier: (708) 498-8978

(c) If to the Escrow Agent, to:

    Morrison Cohen Singer & Weinstein
                      750 Lexington Avenue
                      New York, New York 10022
                      Attention: Stephen A. Cohen, Esq.
                      Telecopier: (212) 735-8708

or to such other persons or at such other addresses or telecopier locations as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

     12. Successors and Assigns; Survival. All of the terms of this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns, and nothing herein contained is intended to confer any right, remedy or benefit upon any other person. All of the terms of this Agreement which are representations and warranties shall survive the date hereof.

     13. Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings, and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     14. Waivers and Amendments. The Seller, on the one hand, and the Company, on the other, may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement; (c) waive compliance with any of the covenants of the other contained in this Agreement; (d) waive performance of any of the obligations of the other created under this Agreement; or (e) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

     15. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     16. Titles and Headings. The Paragraph headings in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     18. Governing Law; Convenience of Forum; Consent to Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Agreement. All other matters arising under this Agreement, including those involving equitable remedies sought by either party hereto, shall be brought exclusively in courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the parties hereto, acting for themselves and for their beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Paragraph 11 hereof.

     19. Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this

Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                          GARDEN STATE NUTRITIONALS, INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                          By:       /s/  EARL WEISMAN

                                            ------------------------------------
                                                        Earl Weisman

                                          MORRISION COHEN SINGER & WEINSTEIN,
                                            as Escrow Agent hereunder

                                          By:     /s/  STEPHEN A. COHEN

                                            ------------------------------------
                                                      Stephen A. Cohen

                                                                   Exhibit 10.24

                          SUBORDINATED PROMISSORY NOTE

$199,000                                                            May 28, 1992

     1. FOR VALUE RECEIVED, the undersigned, GARDEN STATE NUTRITIONALS, INC. (the "Obligor"), a New Jersey corporation, with its principal office and address at 100 Lehigh Drive, Fairfield, New Jersey 07006, hereby promises to pay to the order of EARL WEISMAN (the "Payee"), residing 8934 Kenton Avenue, Skokie, Illinois 60076, the principal sum of ONE HUNDRED NINETY-NINE THOUSAND DOLLARS ($199,000) together with interest at a fluctuating rate per annum on an amount equal to the outstanding unpaid principal amount of this Subordinated Promissory Note (the "Note") equal to the prime or equivalent rate of interest from time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to announce or publish a prime or equivalent rate of interest, such other New York money center bank as the Obligor and Payee may agree.

     2. Principal shall be payable in three annual installments as follows:

          (a) Sixty-Five Thousand Dollars ($65,000) shall be payable on each of the second and third anniversaries of the date hereof; and

          (b) Sixty-Nine Thousand Dollars ($69,000) shall be payable on the fourth anniversary of the date hereof.

     3. Interest hereunder shall be payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day).

     4. Principal shall be prepayable without penalty, in whole or in installments of Ten Thousand Dollars ($10,000) or multiples thereof, at any time and from time to time.

     5. The Obligor's payment, whether voluntary or involuntary, whether in cash, property, securities or otherwise and whether by application of offset or otherwise (each hereinafter a "Payment") of any of its obligations under this Note or the Stock Redemption Agreement (the "Stock Redemption Agreement") dated as of the date hereof between the Obligor and the Payee, shall be subject to the following restrictions:

          (a) Anything in this Note or the Stock Redemption Agreement to the contrary notwithstanding, the obligations of the Obligor in respect of the principal of and interest (including any premium or penalty) on this Note and any other amounts due under this Note and the Stock Redemption Agreement shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the Senior Debt. Senior Debt, when used with respect to the Obligor, means (i) all indebtedness for borrowed money, purchase money indebtedness, or capitalized lease obligations of the Obligor originating from a bank, insurance or other financial institution, (ii) all guarantees by the Obligor of any type of indebtedness des-cribed in clause (i), and (iii) renewals, extensions, refinancing, deferrals, restructurings, amendments, modifications and waivers of the indebtedness described in clause (i) and (ii) above. Notwithstanding the foregoing, "Senior Debt" shall not include any indebtedness which, by its terms, is specifically made pari passu or subordinate to this Note.

          (b) So long as the Senior Debt has not been paid in full, if there shall occur an event of default or there shall occur any event which with the passage of time or giving of notice, or both, would constitute an event of default under the terms of any instrument or agreement relating to Senior Debt (any of the foregoing being a "Senior Debt Default") then, unless and until such Senior Debt Default shall have been remedied or waived, or shall have ceased to exist or the Cut Off Period (as hereafter defined) shall have expired as provided in paragraph 5(c)(iii) below, the Obligor will not make any Payment on this Note or any other subordinated debt instrument (this Note and all other subordinated debt instruments shall hereinafter collectively be referred to as "Subordinated Debt"), and the holders of Subordinated Debt, upon notice of an event of default as described in this Paragraph 5(b), will not receive or accept any direct or indirect Payment in respect thereof, and the Obligor may not redeem or otherwise acquire this Note or any other Subordinated Debt instrument.

          (c) If there shall exist any Senior Debt Default, and notice shall have been given to the holder of this Note or any other Subordinated Debt Instruments, then the holder of this Note or any other Subordinated Debt instrument shall not take or continue any action or exercise or continue to exercise any rights, remedies or powers under the terms of this Note, or exercise or continue to exercise any other right or remedy at law or equity that such holder might otherwise possess, to collect any amount due and payable in respect of the Subordinated Debt, including, without limitation, the acceleration of this Note, the commencement of any foreclosure on any lien or security interest, the filing (or joining the filing) or any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction, unless and until the Senior Debt shall have been fully and finally paid and satisfied, or unless and until

             (i) Senior Debt in an amount greater than $5,000,000 shall have been accelerated, in which case the holder of this Note and of any other Subordinated Debt instrument shall be entitled to accelerate the maturity thereof, if the holder of this Note or any other Subordinated Debt instrument concurrently gives notice of such acceleration to the holders of the Senior Debt, but shall not be entitled to take any other action described above unless otherwise permitted to do so by paragraphs 5(c)(ii) or (iii) below and, provided further, that the holder of this Note and any other Subordinated Debt instrument will reverse any acceleration if the holders of Senior Debt take similar action, or

             (ii) one or more of the holders of the Senior Debt or the Obligor shall have commenced, a Proceeding (as defined in paragraph 5(d) below), or

             (iii) a period of time shall have expired which began upon the occurrence of such Senior Debt Default and shall have ended 180 days after the holder of Senior Debt learns of the Senior Debt Default, unless such default is earlier cured or waived or such period is extended as hereinafter provided (the original cut-off period, plus any extension, being hereinafter referred to as the "Cut-Off Period"). If any holder of Senior Debt accelerates the time for payment of Senior Debt held by such holder prior to the end of the original Cut-Off Period, the Cut-Off Period shall be deemed extended indefinitely until such time as the acceleration has been rescinded by the Senior Debt holder or the accelerated Senior Debt has been fully paid and satisfied.

          (d) (i) Except as hereinafter provided and subject to the restrictions set forth in paragraph 5(c) above, the holder of this Note may without the request or consent of any holder of Senior Debt, file any claim, proof of claim, or other instrument of similar character reasonably necessary to enforce the obligations in respect of this Note ("Claim") in any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other proceeding for the relief of debtors relating to the Obligor or its properties, or any proceeding for the liquidation, dissolution or other winding up of the Obligor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings (each such action brought by any Person being herein defined as a "Proceeding") and will, pursuant to the provisions of paragraph 5(g) below, hold in trust for the holders of Senior Debt and promptly assign, transfer and pay over to the holders of Senior Debt, in the form received, any and all monies, dividends or other assets received in any such Proceeding on account of this Note;

          (ii) In the event (A) of any Proceeding, (B) of any assignment by the Obligor for the benefit of creditors, (C) of any marshalling of all or a substantial part of the assets of the Obligor, (D) the Obligor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due, (E) an order, judgment or decree is entered adjudicating the Obligor as bankrupt or insolvent, (F) any order for relief with respect to the Obligor is entered under the Federal Bankruptcy Code, (G) the Obligor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or of any substantial part of the assets of the Obligor, or commences any proceeding relating to the Obligor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, (H) any petition or application described in (G) above is filed, or any such proceeding is commenced, against the Obligor and either (I) the Obligor by any act indicates its approval thereof, consents thereto or acquiescence therein or
     (II) such petition application or proceeding is not dismissed within 60 days (each such event is hereinafter collectively referred to as an "Insolvency Event"), then:

             (aa) the holders of Senior Debt shall be entitled to receive Payment in full in cash of all Senior Debt (including interest thereon accrued after the date of commencement of such proceedings) before the holder of this Note shall be entitled to receive any Payment or distribution of assets of the Obligor, of any kind or character, whether in cash, property or securities or by set-off or otherwise, on account of any Subordinated Debt;

             (bb) any Payment or distribution of assets of the Obligor, of any kind or character, whether in cash, property or securities, to which the holders of Subordinated Debt would be entitled except for the provisions of this paragraph 5(d) shall be paid or delivered by the Obligor directly to the holders of Senior Debt in payment thereof until all Senior Debt (including interest thereon accrued after the date of commencement of such proceedings) shall have been paid in cash in full; and

             (cc) the holder of this Note, to the extent permitted by applicable law, grants to the Senior Debt holders, or their agents, an irrevocable power of attorney to file and thereafter prosecute any Claim which the holders of Subordinated Debt may have in any Insolvency Event proceeding with respect to such Subordinated Debt; provided, however, no holder of Senior Debt shall be liable for any action or omission to act pursuant to the Power of Attorney herein granted absent the gross negligence or willful misconduct of such holder;

     provided further, however, that: (x) in the event that Payment or delivery of such assets, whether in cash, property or securities, to the holder of Subordinated Debt, is authorized by an order or decree giving effect, and stating specifically in such order or decree that effect is given to the subordination of such Subordinated Debt to the Senior Debt hereunder, and made by a court of competent jurisdiction in a reorganization proceeding to a duly adopted plan or reorganization, no payment or delivery of such asset payable or deliverable with respect to the Subordinated Debt shall be made to the holders of Senior Debt; and (y) no such delivery shall be made to holders of Senior Debt of securities which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings (other than as provided in Clause (x) above), or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Note, by the Obligor, as reorganized, or by the corporation succeeding to the Obligor or acquiring its property and assets, (AA) if such securities are subordinate and junior at least to the extent provided in this paragraph 5 to the payment in full in cash of all Senior Debt then outstanding and to the payment in full in cash of any securities which are issued in exchange or substitution for any Senior Debt then outstanding, and (BB) if no payment in respect of such securities is due by their terms prior to payment in full in cash of the Senior Debt.

          (e) Any holder of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the holder of this Note and without incurring responsibility to the holder of this Note, and without impairing or releasing the obligations of such holder:

             (i) Change the manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof;

             (ii) Sell, exchange, release or otherwise deal with any collateral securing the Senior Debt or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing, the Senior Debt or any portion thereof; and

             (iii) Apply all sums by whomsoever paid or however released to the Senior Debt or any portion thereof.

          (f) By acceptance of this Note, the holder hereby consents to the making of Senior Debt and hereby acknowledges that each current and future holder of Senior Debt has relied, and in the future will rely, upon the terms of this Note. The holders of Senior Debt shall have no liability to the holder of this Note and the holder of this Note hereby waives any claim which it may have now or hereafter against any holder of Senior Debt arising from any and all actions which any holder of Senior Debt may take or omit to take in good faith with regard to the Senior Debt or its rights or obligations hereunder.

          (g) Until the Senior Debt has been repaid in full, in the event the holder of this Note shall receive any Payment in contravention of the provisions of this paragraph 5, including Payments arising under the subordination provisions of any other indebtedness of the Obligor, the holder of this Note shall hold all such Payments so received in trust for the holders of Senior Debt and shall forthwith turn over all such Payments to the holders of Senior Debt in the form received (except for the endorsement or assignment of the holder as necessary, without recourse or warranty) to be applied to payment of the Senior Debt whether or not then due and payable. Any Payment so received in trust and turned over to the holders of Senior Debt shall not be deemed a Payment in satisfaction of this Note.

          (h) If any payment or distribution to which the holder of this Note would otherwise have been entitled but for the provisions of this paragraph 5 shall have been applied, pursuant to the provisions of this paragraph 5, to the payment of Senior Debt, then and in such case, the holder of this Note (i) shall be entitled to receive from the holders of Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all Senior Debt in cash in full (whether or not then due), and (ii) following payment of the Senior Debt in full, shall be subrogated to any right of the holders of Senior Debt to receive any and all further payments or distributions applicable to Senior Debt, until all the Subordinated Debt shall have been paid in full. If the holder of this Note has been subrogated to the rights of the holders of Senior Debt due to the operation of this paragraph 5(h), the Obligor agrees to take all such reasonable actions as are requested by such holder of this Note in order to cause such holder to be able to obtain payments from the Obligor with respect to such subrogation rights as soon as possible.

          (i) Except as expressly provided herein, nothing contained in this paragraph 5 shall impair, as between the Obligor and the holder of this Note, the obligation of the Obligor, which is absolute and unconditional, to pay to the holder the amount of the Subordinated Debt due hereunder as and when the same shall become due and payable in accordance with the terms hereof.

          (j) The holder of this Note, by its acceptance thereof, agrees that each holder of Senior Debt has advanced funds or may in the future advance funds in reliance upon the terms and conditions hereof.

          (k) No right of any holder of Senior Debt to enforce its right of subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Obligor, or by any act or failure to act by any such holder, or by any non-compliance by the Obligor with the terms, provisions and covenants of the Subordinated Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (l) Any Payments received by a holder of Senior Debt from the Obligor or the holder of this Note which, in connection with an Insolvency Event or Proceeding, is required to be remitted to the payor or the bankrupt estate shall not be deemed a Payment to such holder of Senior Debt for all purposes hereunder.

     6. In the event of (i) a sale of 80% or more of the then issued and outstanding shares of capital stock of the Obligor or (ii) a sale of all or substantially all of the assets of the Obligor (in each case, a "Triggering Event"), the principal sum then remaining unpaid hereunder shall become due and payable in full upon the payment of the aggregate purchase price with respect to either such transaction; and if the aggregate purchase price is payable in installments, principal shall become due and payable on the same date on which each such purchase price installment payment is made, in each case, in amount equal to the principal sum remaining unpaid as of the date of the Triggering Event, multiplied by a fraction, the numerator of which is equal to the amount of the purchase price installment payment and the denominator of which is equal to the aggregate purchase price. Nothing in this paragraph 6 shall be deemed to extend the due dates nor decrease the amounts of the installments set forth in paragraph 2 hereof, except that the aggregate principal payments pursuant to paragraph 2 and 6 hereof shall not exceed the principal amount of this Note.

     7. All sums payable hereunder shall be payable in lawful money of the United States of America at 8934 Kenton Avenue, Skokie, Illinois 60076, or, upon receipt of notification by the Obligor, at such other place designated in writing by the holder hereof. If the date on which any payment is required to be made hereunder is not a Business Day (as defined hereinafter), then such date for payment shall be extended to the next succeeding Business Day. "Business Day" means any day other than a day on which banks in New York City are authorized or required by law or executive order to be closed.

     8. Subject to the provisions of paragraph 5, if any amount of principal or interest is not paid when due and such default is not cured within fifteen (15) days after written notice thereof from the holder of this Note to the Obligor, this Note, if not yet then due, shall at the option of the holder hereof become due and payable in full immediately without demand or notice to the Obligor; and if the Note is then due or, at the option of the holder hereof becomes due and payable in full, thereafter any principal remaining unpaid shall bear interest until said principal amount is paid in full, at a rate of eighteen percent (18%) per annum, or, if such rate is not lawful with respect to Obligor, then at the highest rate allowed by law.

     9. The Obligor agrees to pay reasonable attorneys' fees to the holder hereof if an attorney is retained to enforce or collect this Note by reason of non-payment of any amounts of principal or interest under this Note when such amounts are due (whether at stated maturity, by acceleration or otherwise).

     10. This Note is referred to in Paragraph 4(b) of the Stock Redemption Agreement. Subject to the provisions of paragraph 5, it shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights granted by the Obligor to the Payee under and pursuant to the Stock Redemption Agreement.

     11. This Note shall be construed and enforced in accordance with the laws of the State of New York. Both the Obligor and Payee, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Note, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois, located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Note. All other matters arising under this Agreement, including those involving equitable remedies sought by either the Obligor or Payee, shall be brought exclusively in the courts of the state of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the Obligor and Payee, acting for themselves and for their beneficiaries, heirs, successors and assigns in that without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any such party by personal service at any place where it may be found.

     12. The Obligor hereof hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and any or all other notices or demands in connection with this Note. The liability of the Obligor hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. No failure by the Payee or holder hereof to file, record or otherwise perfect any lien or security interest given or to be given with respect to this Note, nor any improper filing or recording, nor any failure by the Payee or holder hereof to insure or protect any security given or to be given with respect to this Note nor any other dealing (or failure to deal) with, or any modification or waiver of any rights with respect to, any such security by such Payee or holder shall impair or release the obligations of the Obligor hereunder. Any failure of the Payee or holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

     13. Assignment of this Note shall not be valid nor shall it confer any rights to the assignee against the Obligor unless and until written notice of the assignment is received by the Obligor.

                                          GARDEN STATE NUTRITIONALS, INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                                                           10.25

                    CONSULTING AND NON-COMPETITION AGREEMENT

     CONSULTING AND NON-COMPETITION AGREEMENT (the "Agreement") made as of this 28th day of May, 1992 by and between GARDEN STATE NUTRITIONALS, INC. (the "Company"), a New Jersey corporation having its principal office and place of business at 100 Lehigh Drive, Fairfield, New Jersey 07006 and EARL WEISMAN ("Weisman"), residing at 8934 Kenton Avenue, Skokie, Illinois 60076.

                             W I T N E S S E T H :

     WHEREAS, Weisman has been a shareholder, director and executive officer of the Company for more than five (5) years and has intimate knowledge of the Company's business and customers, as well as the markets in which it operates;

     WHEREAS, pursuant to that certain Stock Redemption Agreement (the "Stock Redemption Agreement"), dated as of the date hereof, by and between Weisman and the Company, Weisman has agreed to sell, transfer, convey, assign and deliver, and the Company has agreed to purchase and accept, all of Weisman's shares of capital stock in the Company provided that Weisman agrees not to thereafter compete with the Company on the terms and conditions hereinafter provided;

     WHEREAS, the Company desires to engage Weisman as a consultant, and Weisman desires to be so engaged by the Company, upon the terms and conditions hereinafter provided; and

     WHEREAS, it is contemplated that contemporaneously with the redemption of Weisman's shares of capital stock in the Company, as provided for in the Stock Redemption Agreement, the following related transactions will also occur: (i) Windmill Marketing Services, Inc. ("Windmill Marketing"), an affiliate of the Company, will purchase and redeem all of Weisman's shares of capital stock of Windmill Marketing, (ii) Windmill Marketing will purchase the business and all or substantially all of the assets of Windmill Natural Vitamin Company, Inc., an Illinois corporation, a majority of whose shares of capital stock are owned by Weisman, (iii) Edward M. Frankel ("Frankel"), the majority shareholder of both the Company and Windmill Marketing, shall purchase Weisman's entire equity interest in Vitareal Associates, L.P., and (iv) Weisman shall purchase all of Frankel's shares of capital stock of E. Burnham, Inc. (the transactions described in clauses (i) through (iv) above shall hereinafter collectively be referred to as the "Related Transactions").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties intending to be legally bound, agree as follows:

     1. Consulting Duties. Weisman shall advise and consult with senior executives, and managerial and supervisory personnel of the Company with respect to the marketing of the Company. All consulting duties shall be performed upon written notice provided by the Company, which notice shall be delivered a reasonable time period before such duties are to be performed, such duties to be performed either via telephone, in Chicago or at such other location as may be agreed to by Weisman.

     2. Time To Be Devoted To The Company; Term of Agreement.

          (a) Weisman shall be available at such times as may reasonably be requested by the Company and agreed to by Weisman. However, both the Company and Weisman recognize that during the term of this Agreement, Weisman may be engaged or employed by other persons as a consultant or in any other capacity, and therefore will have other demands on his professional time.

          (b) The term of this Agreement shall be eight (8) years, commencing on the date hereof.

     3. Compensation; Non-Compete Fee; Certain Covenants.

          (a) Weisman shall receive an aggregate fee in consideration of his consulting services rendered hereunder equal to Eight Hundred Ninety Thousand Dollars ($890,000), of which Two Hundred Forty Thousand Dollars ($240,000) shall be payable on the date hereof for consulting services rendered during the immediately preceding year to the date hereof; Two Hundred Thousand Dollars ($200,000) shall be payable on the first anniversary of the date hereof for consulting services rendered during the immediately preceding year to such anniversary; and One Hundred Fifty Thousand Dollars ($150,000) shall be payable on each of the second through fourth anniversaries of the date hereof for consulting services rendered during the immediately preceding year to each such anniversary.

          (b) Weisman shall receive an aggregate fee (the "Non-Compete Fee") in consideration of his covenant not-to-compete, the terms and conditions of which are set forth in paragraph 5 hereto, equal to Six Hundred Thousand Dollars ($600,000), payable in equal installments of One Hundred Fifty Thousand Dollars ($150,000) on the fifth through eighth anniversaries of the date hereof, together with interest thereon payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day), at a fluctuating rate per annum equal to the prime or equivalent rate of interest from time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to announce or publish a prime or equivalent rate of interest, such other New York money center bank as the Company and Weisman may agree.

          (c) If any amount of the consulting fees which are to be paid to Weisman pursuant to Paragraph 3(a) hereto are not paid when due and such default is not cured within fifteen (15) days after written notice thereof from Weisman to the Company, all amounts which are to be paid pursuant to Paragraph 3(b) hereto, if not yet due, shall at the option of Weisman become due and payable in full immediately without demand or notice to the Company; and if such amount is then due or, at the option of Weisman becomes due and payable in full, thereafter any principal remaining unpaid shall bear interest until such amount is paid in full, at a rate or eighteen percent (18%) per annum, or, if such rate is not lawful with respect to the Company, then at the highest rate allowed by law.

          (d) Weisman shall not be entitled to reimbursement for any expenses which he may incur in connection with the services hereunder, unless such expenses are incurred at the request of the Company and approved in advance in writing by the President of the Company.

          (e) Upon prior written request from Weisman with respect to each fiscal year, the Company hereby agrees to furnish to Weisman, with 120 days after the close of such fiscal year, the unaudited financial statements regularly prepared by the Company's accountants.

     4. Confidentiality. All memoranda, notes, records or other documents made or compiled by Weisman or made available to him during the term of this Agreement concerning the business of the Company shall be the Company's property and shall be delivered to the Company on the termination of this Agreement. Weisman shall not use, for himself or others, or divulge to others, any proprietary or confidential information of the Company obtained by him as a result of his services pursuant to this Agreement. For purposes of this paragraph 4, the term "proprietary or confidential information" shall mean all information which is known only to Weisman or to Weisman and the employees, former employees, consultants or others in a confidential relationship with the Company, which relates to specific matters such as trade secrets, customers, potential customers and vendor lists, marketing strategies, strategic partners or potential strategic partners, pricing and credit techniques, research and development activities, books and records and private processes, as they may exist from time to time, which Weisman may have acquired or obtained by virtue of work heretofore or hereafter performed for or on behalf of the Company or which he may acquire or may have acquired knowledge of during the performance of said work, and which is not known to others, or not readily available to others from sources other than Weisman, or is not in the public domain. In the event of a breach or a threatened breach by Weisman of the provisions of this paragraph 4, the Company shall be entitled to an injunction restraining Weisman from disclosing the aforementioned proprietary or confidential information, and/or from rendering any services to any person, firm, corporation, association or other entity to whom such proprietary or confidential information has been disclosed or is threatened to be disclosed. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from Weisman.

     5. Restrictive Covenants.

          (a) Weisman hereby acknowledges and recognizes the highly competitive nature of the Company's business and, accordingly, agrees that in consideration of the premises contained herein and the Non-Compete Fee to be paid hereunder, he shall not, other than on behalf of the Company or any affiliate of the Company, during the term hereof, and for a period of five years from and after the termination hereof: (i) directly or indirectly engage in any Competitive Activity (as hereinafter defined) within the United States of America, whether such engagement shall be as an officer, director, consultant, agent, lender, shareholder, or other participant; of (ii) assist others in engaging in any Competitive Activity.

          (b) As used herein, the term "Competitive Activity" shall mean (i) the solicitation of purchase orders for vitamins from any retail or wholesale store, outlet or other business, whether through the use of the mails or by any other means, and (ii) the marketing or sale of vitamins to any retail or wholesale store, outlet or other business.

          (c) In the event of a breach or threatened breach by Weisman of the provisions of this paragraph 5, the Company shall be entitled to an injunction restraining him from such breach, since the remedy at law would be inadequate and insufficient. In addition, the Company will be entitled to such damages as it can show it has sustained by reason of such breach, and in its discretion from time to time shall be entitled to withhold, and offset against and deduct from, any remaining payments pursuant to paragraph 3 hereof and paragraph 3 of the Stock Redemption Agreement the amount of such damages. Any party hereto shall be entitled to recover their respective attorneys' fees, client costs and disbursements relating to a dispute over such offset from the other party hereto as the court may determine to be equitable. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available for such breach or threatened breach or any other breach of this Agreement.

          (d) Anything herein to the contrary notwithstanding, Weisman shall no longer be bound by any of the restrictions contained herein in the event that (i) the Company defaults in payment of any of its obligations pursuant to the terms hereof or the terms of the Stock Redemption Agreement (or the promissory note executed in connection therewith), and (ii) the default described in paragraph 5(d)(i) is not cured within 30 days after the Company has received written notice of such default from Weisman.

     6. Death or Disability. As an inducement for Weisman to enter into this Agreement, the Company agrees that all amounts payable to Weisman hereunder shall be paid to Weisman, or to Weisman's estate in the event of his death, notwithstanding his disability or death, and neither Weisman nor the estate of Weisman shall be required to repay any amount paid to Weisman prior to Weisman's death or disability.

     7. Scope of Agreement. Weisman understands and agrees that he is not authorized to enter into any binding agreement, accept any orders for products or otherwise bind the Company to any obligation of any nature whatsoever. Weisman is an independent contractor hereunder, not an employee of the Company, and shall have no rights of an employee hereunder.

     8. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by telefacsimile, registered or certified mail (postage prepaid, return receipt requested) or overnight courier to the parties at the following addresses:

        (a) If to the Company, to:

          Garden State Nutritionals, Inc.
          100 Lehigh Drive
          Fairfield, New Jersey 07006
          Attention: Edward M. Frankel, President
          Telecopier: (201) 575-6782

          with copies to:

          Morrison Cohen Singer & Weinstein
          750 Lexington Avenue
          New York, New York 10022
          Attention: Stephen A. Cohen, Esq.
          Telecopier: (212) 735-8708

        (b) If to the Weisman, to:

           Mr. Earl Weisman
           8934 Kenton Avenue
           Skokie, Illinois 60076
           Telecopier: (708) 498-8978

           with copies to:

           Fred Carman, Esq.
           350 Pfingten Road
           Suite 104
           Northbrook, Illinois 60062-2032
           Telecopier: (708) 498-8978

or to such other persons or at such other addresses or telecopier locations as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

     9. Modification and Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     10. Assignment. The parties acknowledge the personal nature of the services to be rendered hereunder and each agrees that the rights and obligations of the parties to this Agreement may not be assigned by either party.

     11. Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings, and arrangements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     12. Governing Law; Convenience of Forum; Consent to Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Agreement. All other matters arising under this Agreement, including those involving equitable remedies sought by either party hereto, shall be brought exclusively in courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the parties hereto, acting for themselves and for their beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in paragraph 8 hereof.

     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     14. Severability of Provisions. It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision of this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provisions of this Agreement in the particular jurisdiction in which such adjudication is made. In addition, if the scope of any restriction contained in this Agreement is too broad to permit enforcement thereof to its fullest extent in any jurisdiction, then such restriction shall be enforced to the maximum extent permitted by law in such jurisdiction, and Weisman hereby consents and agrees that such scope may be judicially modified accordingly in any such jurisdiction in any proceeding brought to enforce such restriction.

     15. Titles and Headings. The Paragraph headings in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or any term or provision hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.

                                          GARDEN STATE NUTRITIONALS, INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                          By:       /s/  EARL WEISMAN

                                            ------------------------------------
                                                        Earl Weisman

                                                                   Exhibit 10.26

                           STOCK REDEMPTION AGREEMENT

     STOCK REDEMPTION AGREEMENT (the "Agreement"), dated this 28th day of May, 1992, by and among WINDMILL MARKETING SERVICES, INC. (the "Company"), a New Jersey corporation, having its principal office and place of business at 100 Lehigh Drive, Fairfield, New Jersey 07006 (the "Company"), EARL WEISMAN ("Weisman" or the "Seller"), residing at 8934 Kenton Avenue, Skokie, IL 60076 and, solely for the purpose of Paragraph 6 hereto, MORRISON COHEN SINGER & WEINSTEIN (the "Escrow Agent"), as escrow agent hereunder.

                             W I T N E S S E T H :

     WHEREAS, the authorized capital stock of the Company consists of 1,000 shares of common stock, no par value (the "Common Stock"), of which there are 500 shares of Class A Common Stock (the "Class A Common Stock") and 500 shares of Class B Common Stock (the "Class B Common Stock"), and as of the date hereof, 90 shares of Class A Common Stock and 5 shares of Class B Common Stock are issued and outstanding;

     WHEREAS, Weisman currently owns an aggregate of 30 shares of Class A Common Stock; and

     WHEREAS, Weisman desires to sell to the Company and the Company desires to purchase and redeem from Weisman all of the shares of Class A Common Stock owned by Weisman (the "Shares") on the terms and conditions set forth herein;

     WHEREAS, it is contemplated that contemporaneously with the redemption of the Shares hereunder, the following related transactions will also occur: (i) Garden State Nutritionals, Inc. ("Garden State"), an affiliate of the Company, will purchase and redeem all of Weisman's shares of capital stock of Garden State, (ii) the Company will purchase the business and all or substantially all of the assets of Windmill Natural Vitamin Company, Inc., an Illinois corporation, a majority of whose shares of capital stock are owned by Weisman,
(iii) Edward M. Frankel ("Frankel"), the majority shareholder of both the Company and Garden State, shall purchase Weisman's entire equity interest in Vitareal Associates, L.P., and (iv) Weisman shall purchase all of Frankel's shares of capital stock of E. Burnham, Inc. (the transactions described in clauses (i) through (iv) above shall hereinafter collectively be referred to as the "Related Transactions").

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1. Redemption of the Shares. Subject to the terms and conditions herein set forth, the Seller shall sell, transfer, assign, convey and deliver to the Company, and the Company shall purchase, redeem and accept from the Seller, on the Closing Date (as defined hereinafter), all of the Seller's right, title and interest in the Shares. The sale, transfer, assignment, conveyance and delivery by the Seller of the Shares to the Company, as herein provided, shall be effected on the Closing Date by delivery of the certificates representing the Shares, stock powers endorsed in blank, a bill of sale and such other instruments of sale, transfer, assignment and conveyance reasonably satisfactory in form and substance to counsel for the company. The Seller shall bear all state and local sales, transfer, excise, value-added or other similar taxes, in each case that may be imposed by reason of the sale, transfer, assignment, conveyance and delivery of the Shares.

     2. Closing. The closing of the transaction contemplated herein (the "Closing") shall take place at the offices of Fred Carman, Esq., 350 Pfingten Road, Suite 104, Northbrook, Illinois 60062-2032 at 10:00 A.M., Central Daylight Time, on Thursday, May 28, 1992 or at such other time and place as may be mutually agreed upon in writing by the Seller and the Company (the "Closing Date").

     3. The Purchase Price. Upon and subject to the terms and conditions herein set forth and in consideration of the sale, transfer, assignment, conveyance and delivery of the Shares to the Company, the Company agrees to pay to the Seller an aggregate purchase price of One Hundred Fifty Thousand Dollars ($150,000) (the "Purchase Price").

     4. Form of Purchase Price.  The Purchase Price shall be payable as follows:

          (a) Ten Thousand Dollars shall be payable on the Closing Date, by certified, banker's or cashier's check, to the Seller;

          (b) Fifty Thousand Dollars shall be payable on each of the second and third anniversaries of the Closing Date (the "First Principal Installment Payment" and "Second Principal Installment Payment," respectively), and Forty Thousand Dollars shall be payable on the fourth such anniversary (the "Third Principal Installment Payment"), in each case, together with interest thereon, payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day), at a fluctuating rate per annum, equal to the prime or equivalent rate of interest from time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to announce or publish a prime rate of interest, such other New York money center as the Company and the Seller may agree. All amounts payable pursuant to this Paragraph 4(b) shall be evidenced by a promissory note substantially in the form attached hereto as Exhibit A (the "Company Note").

     5. Delivery. At the Closing, the Seller shall deliver to the Company the stock certificates evidencing the Shares, with all necessary transfer stamps affixed thereto, together with separate stock powers endorsed in blank, and such evidence of title to the Shares and of compliance with the terms and conditions of this Agreement as may be reasonably required by counsel for the Company in order that good and marketable title to the Shares shall pass from the Seller to the Company.

     6. Collateral; Escrow.

          (a) Immediately subsequent to the delivery, by the Seller to the Company, of the stock certificates evidencing the Shares, as required by Paragraph 5 hereto, the Company, in order to secure to the Seller the prompt, full and faithful payment of its obligations under (i) Paragraph 4(b) hereto, as evidenced by the Company Note, and (ii) Paragraph 3(b) to the Consulting and Non-Competition Agreement (the "Consulting and Non-Competition Agreement") of even date herewith between the Company and the Seller (the "Non-Compete Fee"), shall grant to the Seller a security interest in the Shares. In connection therewith, and as evidence thereof, the Company shall cause such stock certificates to be cancelled and a new stock certificate evidencing the Shares to be issued in the name of the Company, which new stock certificate, together with stock powers endorsed in blank, shall be delivered to the Escrow Agent, to be held and delivered by the Escrow Agent as hereinafter provided.

          (b) All incidents of ownership of the Shares shall be vested solely in the Company for so long as there are no Defaults (as defined below) by the Company under the Company Note or the Consulting and Non-Competition Agreement.

          (c) If the Company defaults with respect to any of its obligations under the Company Note or with respect to the Non-Compete Fee and fails to cure such default within the grace periods provided for therein (each such default hereinafter to be referred to as a "Default"), the holder of the Company Note or the Seller, as the case may be, upon fifteen (15) days prior written notice to the Company, shall have the right to sell the Shares evidenced by the stock certificate held by the Escrow Agent in accordance with Section 9-504 of the Illinois Uniform Commercial Code. Such right shall be in addition to all other rights and remedies available under law to the holder of the Company Note and the Seller.

          (d) Upon receipt by the Escrow Agent of the written notice from the Company (the "Company Notice") that (i) the First, Second and Third Principal Installment Payment(s) has (have) been made on a timely basis in accordance with the terms of the Company Note, (ii) the Non-Compete Fee has been paid in full, and (iii) all interest due and payable with respect to the obligations described in (i) and (ii) immediately above has likewise been paid, the Escrow Agent shall send a copy of such notice to the Seller (the "Seller's Notice"). If the Escrow Agent does not receive any written notice from the Seller within fifteen (15) days after having sent the Seller's Notice which challenges the validity of the Company's Notice, or which alleges Defaults by the Company under the Company Note or with respect to the Non-Compete Fee subsequent to the sending of the Company Notice, the Escrow Agent shall release from escrow and deliver to the Company the stock certificate representing the Shares together with a stock power endorsed in blank.

          (e) Upon receipt by the Escrow Agent of written notice from the Seller that the entire unpaid balance of the Company Note has been declared due and payable following a Default by the Company, the Escrow Agent shall send a copy of such notice (the "Default Notice") to the Company and, unless within fifteen (15) days after having sent such Default

     Notice to the Company, the Escrow Agent receives written notice from the Company which challenges the validity of the statements made by the Seller in the Default Notice, the Escrow Agent shall deliver to the Seller the stock certificate representing the Shares together with a corresponding stock power endorsed in blank.

          (f) Each of the notices which, pursuant to subparagraph (d) to this Paragraph 6, may be given by the Seller in response to the Company's Notice, and pursuant to subparagraph (e) to this Paragraph 6, may be given by the Company in response to a Default Notice, are collectively hereinafter referred to as "No Validity Notices." If the Escrow Agent receives a No Validity Notice from either party, it shall promptly notify, in writing, the other party, and shall withhold delivery of all instruments otherwise to be delivered by it hereunder until the controversy is settled by written agreement of both parties or by a final judgment of a court of competent jurisdiction.

          (g) The Escrow Agent may, in its sole discretion, at any time (and whether before or after its receipt of any No Validity Notices) deliver any or all of the stock certificates representing the Shares into a court of competent jurisdiction in an action for interpleader for such disposition as may be directed by such court.

          (h) The Escrow Agent shall be charged only with holding and delivering the stock certificates as provided herein. The Escrow Agent assumes no responsibility except for the holding and safekeeping of the stock certificates as provided herein, and the delivery thereof as required hereby, and shall not be liable for any action taken by it in good faith in accordance with the terms of this Agreement.

          (i) The Escrow Agent shall not be responsible in any manner for the validity or sufficiency of any instruments, documents or any other property delivered hereunder, or for any representations made or obligations assumed by any other party to this Agreement. The Escrow Agent shall have the right to act in reliance upon any documents, instrument or signature believed by it to be genuine and to assume that any person purporting to give any notice or instructions in accordance with the provisions hereof shall have been duly authorized to do so. The Escrow Agent shall not be liable for any action taken or omitted hereunder except in the case of its gross negligence or willful misconduct. The Escrow Agent shall be entitled to consult with independent counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel.

          (j) The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the other parties hereto at least twenty days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by the Escrow Agent hereunder shall be delivered by it to such person as may be designated in writing by all of the other parties hereto, whereupon all obligations of the Escrow Agent hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of the Escrow Agent shall, nevertheless, cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it hereunder in accordance with this Agreement and to deliver the same to the person or persons designated in writing by all of the parties hereto or in accordance with the directions of a final, nonappealable order or judgement of a court of competent jurisdiction.

          (k) If there is any dispute relating to the property held hereunder, or its disposition, the Company and the Seller shall be obligated to reimburse the Escrow Agent jointly and severally for all of its costs and expenses (including reasonable attorneys' fees and expenses), and the Company and the Seller shall indemnify the Escrow Agent and hold harmless the Escrow Agent jointly and severally from and against any claim asserted against it, or any liability, loss or damage incurred by it, in connection therewith provided that none of the foregoing was caused by Escrow Agent's negligence or willful misconduct. Notwithstanding the foregoing, the Seller's obligation to reimburse the Escrow Agent for its reasonable attorneys' fees and expenses shall be limited to the lesser of one-half of the aggregate costs thereof, or $10,000.

          (l) Notwithstanding any other provision of this Agreement, no notice, demand, request or other communication to the Escrow Agent in connection herewith shall be binding on the Escrow Agent unless it is in writing, refers specifically to this Agreement, is addressed to the Escrow Agent at the address set forth in Paragraph 11 hereof, to the attention of the person specified in said paragraph, or to such other address and person as the Escrow Agent may at any time or from time to time designate, and is actually received by the Escrow Agent at that address.

          (m) The parties acknowledge that the Escrow Agent has served and will continue to serve as legal counsel to the Company and each party hereto consents to such continued representation, whether in litigation or otherwise.

     7. Subsequent Documentation. Seller shall at any time and from time to time after the Closing Date, upon the request of the Company and at the expense of the Seller, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all further assignments, transfers, conveyances and other evidence of the same as may be reasonably required for the better assigning, transferring, granting, conveying and confirming to the Company or its successors and assigns, or for aiding and assisting in collecting and reducing to possession, the Shares.

     8. Representations and Warranties. The Seller represents and warrants to the Company as follows:

          (a) The Seller has full right, power and authority to execute, deliver and enter into this Agreement and to carry out all the obligations hereunder. This Agreement has been duly executed by the Seller and is the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with the terms hereof;

          (b) As of the date hereof, the Seller has good and marketable title to the Shares, free and clear of all liens, mortgages, pledges, encumbrances, charges, agreements, claims and equities whatsoever, and full right, power and authority to sell, convey, transfer, assign and deliver the Shares to the Company at the Closing;

          (c) The Shares represent the Seller's entire interest in the Company. The Seller does not own directly, indirectly or beneficially any other shares of Common Stock or any options, warrants or other rights to purchase additional shares of Common Stock;

          (d) Upon delivery of the Company of the stock certificates representing the Shares, together with all necessary transfer tax stamps affixed thereto, and separate stock powers endorsed in blank, the Company will acquire good and marketable title to the Shares, free and clear of all mortgages, liens, pledges, encumbrances, charges, agreements, claims and equities whatsoever;

          (e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate or conflict with any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority to which the Seller is subject, nor any contract or other agreement to which the Seller is a party or is otherwise subject to;

          (f) All transfer taxes which are required to be paid in connection with the sale, transfer, conveyance, assignment and delivery of the Shares pursuant to this Agreement shall have been fully paid and all laws imposing such taxes shall have been fully complied with;

     9. Waiver. Notwithstanding anything to the contrary contained in the Shareholders Agreement dated as of January 4, 1977, as amended, by and among, the Seller, the Company and various other third parties (the "Shareholders Agreement"), by consummation of this Agreement: (a) Seller and the Company hereby waive any and all restrictions on the transferability of the Shares contained in the Shareholders Agreement and (b) Seller agrees that payment for the Shares shall be made in accordance with the provisions of Section 4 hereof and Seller hereby waives his right to receive payment for the Shares in accordance with the terms of the Shareholders Agreement.

     10. Conditions Precedent. The obligations of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions:

          (a) All Related Transactions shall have been consummated and closed.

          (b) The Seller shall resign, in writing, from all official positions with the Company in his capacity as an officer or director thereof.

          (c) The Seller shall enter into a consulting and non-competition agreement with the Company.

          (d) The Company shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of the Seller or in furtherance of the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

     11. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by telefacsimile, registered or certified mail (postage prepaid, return receipt requested) or overnight courier to the parties at the following addresses:

        (a) If to the Company, to:

          Windmill Marketing Services, Inc.
          100 Lehigh Drive
          Fairfield, New Jersey 07006
          Attention: Edward M. Frankel, President
          Telecopier: 201/575-6782

            with copies to:

          Morrison Cohen Singer & Weinstein
          750 Lexington Avenue
          New York, New York 10022
          Attention: Stephen A. Cohen, Esq.
            Telecopier: 212/735-8708

        (b) If to the Seller, to:

           Mr. Earl Weisman
           8934 Kenton Avenue
           Skokie, Illinois 60076
           Telecopier: 708/498-8978

           with copies to:

           Fred Carman, Esq.
           350 Pfingten Road
           Suite 104
           Northbrook, Illinois 60062-2032
           Telecopier: (708) 498-8978

         (c) If to the Escrow Agent, to:

             Morrison Cohen Singer & Weinstein
            750 Lexington Avenue
            New York, New York 10022
            Attention: Stephen A. Cohen, Esq.
            Telecopier: (212) 735-8708

or to such other persons or at such other addresses or telecopier locations as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

     12. Successors and Assigns; Survival. All of the terms of this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns, and nothing herein contained is intended to confer any right, remedy or benefit upon any other person. All of the terms of this Agreement which are representations and warranties shall survive the date hereof.

     13. Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings, and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     14. Waivers and Amendments. The Seller, on the one hand, and the Company, on the other, may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement; (c) waive compliance with any of the covenants of the other contained in this Agreement; (d) waive performance of any of the obligations of the other created under this Agreement; or (e) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

     15. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     16. Titles and Headings. The Paragraph headings in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     18. Governing Law; Convenience of Forum; Consent to Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Agreement. All other matters arising under this Agreement, including those involving equitable remedies sought by either party hereto, shall be brought exclusively in courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the parties hereto, acting for themselves and for their beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Paragraph 11 hereof.

     19. Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this

Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                          WINDMILL MARKETING SERVICES, INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                          By:       /s/  EARL WEISMAN

                                            ------------------------------------
                                                        Earl Weisman

                                          By:     /s/  STEPHEN A. COHEN

                                            ------------------------------------
                                                      Stephen A. Cohen

                                                                   Exhibit 10.27

                          SUBORDINATED PROMISSORY NOTE

$140,000                                                            May 28, 1992

     1. FOR VALUE RECEIVED, the undersigned, WINDMILL MARKETING SERVICES, INC. (the "Obligor"), a New Jersey corporation, with its principal office and address at 100 Lehigh Drive, Fairfield, New Jersey 07006, hereby promises to pay to the order of EARL WEISMAN (the "Payee"), residing 8934 Kenton Avenue, Skokie, Illinois 60067, the principal sum of ONE HUNDRED FORTY THOUSAND DOLLARS ($140,000) together with interest at a fluctuating rate per annum on an amount equal to the outstanding unpaid principal amount of this Subordinated Promissory Note (the "Note") equal to the prime or equivalent rate of interest from time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to announce or publish a prime or equivalent rate of interest, such other New York money center bank as the Obligor and Payee may agree.

     2. Principal shall be payable in three annual installments as follows:

          (a) Fifty Thousand dollars ($50,000) shall be payable on each of the second and third anniversaries of the date hereof; and

          (b) Forty Thousand Dollars ($40,000) shall be payable on the fourth anniversary of the date hereof.

     3. Interest hereunder shall be payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day).

     4. Principal shall be prepayable without penalty, in whole or in installments of Ten Thousand Dollars ($10,000) or multiples thereof, at any time and from time to time.

     5. The Obligor's payment, whether voluntary or involuntary, whether in cash, property, securities or otherwise and whether by application of offset or otherwise (each hereinafter a "Payment") of any of its obligations under the Stock Redemption Agreement (the "Stock Redemption Agreement") dated as of the date hereof between the Obligor and the Payee, or this Note shall be subject to the following restrictions:

          (a) Anything in this Note or the Stock Redemption Agreement to the contrary notwithstanding, the obligations of the Obligor in respect of the principal of and interest (including any premium or penalty) on this Note and any other amounts due under this Note and the Stock Redemption Agreement shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the Senior Debt. Senior Debt, when used with respect to the Obligor, means (i) all indebtedness for borrowed money, purchase money indebtedness, or capitalized lease obligations of the Obligor originating from a bank, insurance or other financial institution, (ii) all guarantees by the Obligor of any type of indebtedness des-cribed in clause (i), and (iii) renewals, extensions, refinancings, deferrals, restructurings, amendments, modifications and waivers of the indebtedness described in clause (i) and (ii) above. Notwithstanding the foregoing, "Senior Debt" shall not include any indebtedness which, by its terms, is specifically made pari passu or subordinate to this Note.

          (b) So long as the Senior Debt has not been paid in full, if there shall occur an event of default or there shall occur any event which with the passage of time or giving of notice, or both, would constitute an event of default under the terms of any instrument or agreement relating to Senior Debt (any of the foregoing being a "Senior Debt Default") then, unless and until such Senior Debt Default shall have been remedied or waived, or shall have ceased to exist or the Cut Off Period (as hereafter defined) shall have expired as provided in paragraph 5(c)(iii) below the Obligor will not make any Payment on this Note or any other subordinated debt instrument (this Note and all other subordinated debt instruments shall hereinafter collectively be referred to as "Subordinated Debt"), and the holders of Subordinated Debt, upon notice of an event of default as described in this paragraph 5(b), will not receive or accept any direct or indirect Payment in respect thereof, and the Obligor may not redeem or otherwise acquire this Note or any other Subordinated Debt instrument.

          (c) If there shall exist any Senior Debt Default, and notice shall have been given to the holder of this Note or any other Subordinated Debt instruments, then the holder of this Note or any other Subordinated Debt instrument shall not take or continue any action or exercise or continue to exercise any rights, remedies or powers under the terms of this Note, or exercise or continue to exercise any other right or remedy at law or equity that such holder might otherwise possess, to collect any amount due and payable in respect of the Subordinated Debt, including, without limitation, the acceleration of this Note, the commencement of any foreclosure on any lien or security interest, the filing (or joining the filing) of any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction, unless and until the Senior Debt shall have been fully and finally paid and satisfied, or unless and until

             (i) Senior Debt in an amount greater than $5,000,000 shall have been accelerated, in which case the holder of this Note and of any other Subordinated Debt instrument shall be entitled to accelerate the maturity thereof, if the holder of this Note or any other Subordinated Debt instrument concurrently gives notice of such acceleration to the holders of the Senior Debt, but shall not be entitled to take any other action described above unless otherwise permitted to do so by paragraph 5(c)(ii) or (iii) below and, provided further, that the holder of this Note and any other Subordinated Debt instrument will reverse any acceleration if the holders of Senior Debt take similar action, or

             (ii) one or more of the holders of the Senior Debt or the Obligor shall have commenced, a Proceeding (as defined in paragraph 5(d) below), or

             (iii) a period of time shall have expired which began upon the occurrence of such Senior Debt Default and shall have ended 180 days after the holder of Senior Debt learns of the Senior Debt Default, unless such default is earlier cured or waived or such period is extended as hereinafter provided (the original cut-off period, plus any extension, being hereinafter referred to as the "Cut-Off Period"). If any holder of Senior Debt accelerates the time for payment of Senior Debt held by such holder prior to the end of the original Cut-Off Period, the Cut-Off Period shall be deemed extended indefinitely until such time as the acceleration has been rescinded by the Senior Debt Holder or the accelerated Senior Debt has been fully paid and satisfied.

          (d) (i) Except as hereinafter provided and subject to the restrictions set forth in paragraph 5(c) above, the holder of this Note may without the request or consent of any holder of Senior Debt, file any claim, proof of claim, or other instrument of similar character reasonably necessary to enforce the obligations in respect of this Note ("Claim") in any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other proceeding for the relief of debtors relating to the Obligor or its properties, or any proceeding for the liquidation, dissolution or other winding up of the Obligor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings (each such action brought by any Person being herein defined as a "Proceeding") and will, pursuant to the provisions of paragraph 5(g) below, hold in trust for the holders of Senior Debt and promptly assign, transfer and pay over to the holders of Senior Debt, in the form received, any and all monies, dividends or other assets received in any such Proceeding on account of this Note;

          (ii) In the event (A) of any Proceeding, (B) of any assignment by the Obligor for the benefit of creditors, (C) of any marshalling of all or a substantial part of the assets of the Obligor, (D) the Obligor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due, (E) an order, judgment or decree is entered adjudicating the Obligor as bankrupt or insolvent, (F) any order for relief with respect to the Obligor is entered under the Federal Bankruptcy Code, (G) the Obligor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or of any substantial part of the assets of the Obligor, or commences any proceeding relating to the Obligor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, (H) any petition or application described in (G) above is filed, or any such proceeding is commenced, against the Obligor and either (I) the Obligor by any act indicates its approval thereof, consents thereto or acquiescence therein or
     (II) such petition application or proceeding is not dismissed within 60 days (each such event is hereinafter collectively referred to as an "Insolvency Event"), then:

             (aa) the holders of Senior Debt shall be entitled to receive Payment in full in cash of all Senior Debt (including interest thereon accrued after the date of commencement of such proceedings) before the holder of this Note shall be entitled to receive any Payment or distribution of assets of the Obligor, of any kind or character, whether in cash, property or securities or by set-off or otherwise, on account of any Subordinated Debt;

             (bb) any Payment or distribution of assets of the Obligor, of any kind or character, whether in cash, property or securities, to which the holders of Subordinated Debt would be entitled except for the provisions of this paragraph 5(d) shall be paid or delivered by the Obligor directly to the holders of Senior Debt in payment thereof until all Senior Debt (including interest thereon accrued after the date of commencement of such proceedings) shall have been paid in cash in full; and

             (cc) the holder of this Note, to the extent permitted by applicable law, grants to the Senior Debt holders, or their agents, an irrevocable power of attorney to file and thereafter prosecute any Claim which the holders of Subordinated Debt may have in any Insolvency Event proceeding with respect to such Subordinated Debt; provided, however, no holder of Senior Debt shall be liable for any action or omission to act pursuant to the Power of Attorney herein granted absent the gross negligence or willful misconduct of such holder;

     provided further, however, that: (x) in the event that Payment or delivery of such assets, whether in cash, property or securities, to the holder of Subordinated Debt, is authorized by an order or decree giving effect, and stating specifically in such order or decree that effect is given to the subordination of such Subordinated Debt to the Senior Debt hereunder, and made by a court of competent jurisdiction in a reorganization proceeding to a duly adopted plan or reorganization, no payment or delivery of such asset payable or deliverable with respect to the Subordinated Debt shall be made to the holders of Senior Debt; and (y) no such delivery shall be made to holders of Senior Debt of securities which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings (other than as provided in Clause (x) above), or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Note, by the Obligor, as reorganized, or by the corporation succeeding to the Obligor or acquiring its property and assets, (AA) if such securities are subordinate and junior at least to the extent provided in this paragraph 5 to the payment in full in cash of all Senior Debt then outstanding and to the payment in full in cash of any securities which are issued in exchange or substitution for any Senior Debt then outstanding, and (BB) if no payment in respect of such securities is due by their terms prior to payment in full in cash of the Senior Debt.

          (e) Any holder of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the holder of this Note and without incurring responsibility to such holder, and without impairing or releasing the obligations of such holder;

             (i) Change the manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof;

             (ii) Sell, exchange, release or otherwise deal with any collateral securing the Senior Debt or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing, the Senior Debt or any portion thereof; and

             (iii) Apply any sums by whomsoever paid or however released to the Senior Debt or any portion thereof.

          (f) By acceptance of this Note, the holder hereby consents to the making of Senior Debt and hereby acknowledges that each current and future holder of Senior Debt has relied, and in the future will rely, upon the terms of this Note. The holders of Senior Debt shall have no liability to the holder of this Note and the holder of this Note hereby waives any claim which it may have now or hereafter against any holder of Senior Debt arising from any and all actions which any holder of Senior Debt may take or omit to take in good faith with regard to the Senior Debt or its rights or obligations hereunder.

          (g) Until the Senior Debt has been repaid in full, in the event the holder of this Note shall receive any Payment in contravention of the provisions of this paragraph 5, including Payments arising under the subordination provisions of any other indebtedness of the Obligor, the holder of this Note shall hold all such Payments so received in trust for the holders of Senior Debt and shall forthwith turn over all such Payments to the holders of Senior Debt in the form received (except for the endorsement or assignment of the holder of this Note as necessary, without recourse or warranty) to be applied to payment of the Senior Debt whether or not then due and payable. Any Payment so received in trust and turned over to the holders of Senior Debt shall not be deemed a Payment in satisfaction of this Note.

          (h) If any payment or distribution to which the holder of this Note would otherwise have been entitled but for the provisions of this paragraph 5 shall have been applied, pursuant to the provisions of this paragraph 5, to the payment of Senior Debt, then and in such case, the Holders of this Note (i) shall be entitled to receive from the holders of Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all Senior Debt in cash in full (whether or not then due), and (ii) following payment of the Senior Debt in full, shall be subrogated to any right of the holders of Senior Debt to receive any and all further payments or distributions applicable to Senior Debt, until all the Subordinated Debt shall have been paid in full. If the holder of this Note has been subrogated to the rights of the holders of Senior Debt due to the operation of this paragraph 5(h), the Obligor agrees to take all such reasonable actions as are requested by such holder of this Note in order to cause such holder to be able to obtain payments from the Obligor with respect to such subrogation rights as soon as possible.

          (i) Except as expressly provided herein, nothing contained in this paragraph 5 shall impair, as between the Obligor and the holder of this Note, the obligation of the Obligor, which is absolute and unconditional, to pay to the holder of this Note the amount of the Subordinated Debt due hereunder as and when the same shall become due and payable in accordance with the terms hereof.

          (j) The holder of this Note, by its acceptance thereof, agrees that each holder of Senior Debt has advanced funds or may in the future advance funds in reliance upon the terms and conditions hereof.

          (k) No right of any holder of Senior Debt to enforce its right of subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Obligor, or by any act or failure to act by any such holder, or by any non-compliance by the Obligor with the terms, provisions and covenants of the Subordinated Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (l) Any Payments received by a holder of Senior Debt from the Obligor or the holder of this Note which, in connection with an Insolvency Event or Proceeding, is required to be remitted to the payor or the bankrupt estate shall not be deemed a Payment to such holder of Senior Debt for all purposes hereunder.

     6. In the event of (i) a sale of 80% or more of the then issued and outstanding shares of capital stock of the Obligor or (ii) a sale of all or substantially all of the assets of the Obligor (in each case, a "Triggering Event"), the principal sum then remaining unpaid hereunder shall become due and payable in full upon the payment of the aggregate purchase price with respect to either such transaction; and if the aggregate purchase price is payable in installments, principal shall become due and payable on the same date on which each such purchase price installment payment is made, in each case, in an amount equal to the principal sum remaining unpaid as of the date of the Triggering Event, multiplied by a fraction, the numerator of which is equal to the amount of the purchase price installment payment and the denominator of which is equal to the aggregate purchase price. Nothing in this paragraph 6 shall be deemed to extend the due dates nor decrease the amounts of the installments set forth in paragraph 2 hereof, except that the aggregate principal payments pursuant to paragraphs 2 and 6 hereof shall not exceed the principal amount of this Note.

     7. All sums payable hereunder shall be payable in lawful money of the United States of America at 8934 Kenton Avenue, Skokie, Illinois 60076, or, upon receipt of notification by the Obligor, at such other place designated in writing by the holder hereof. If the date on which any payment is required to be made hereunder is not a Business Day (as defined hereinafter), then such date for payment shall be extended to the next succeeding Business Day. "Business Day" means any day other than a day on which banks in New York City are authorized or required by law or executive order to be closed.

     8. Subject to the provisions of paragraph 5, if any amount of principal or interest is not paid when due and such default is not cured within fifteen (15) days after written notice thereof from the holder of this Note to the Obligor, this Note, if not yet then due, shall at the option of the holder hereof become due and payable in full immediately without demand or notice to the Obligor; and if the Note is then due or, at the option of the holder hereof becomes due and payable in full, thereafter any principal remaining unpaid shall bear interest until said principal amount is paid in full, at a rate of eighteen percent (18%) per annum, or, if such rate is not lawful with respect to the Obligor, then at the highest rate allowed by law.

     9. The Obligor agrees to pay reasonable attorneys' fees to the holder hereof if an attorney is retained to enforce or collect this Note by reason of non-payment of any amounts or principal or interest under this Note when such amounts are due (whether at stated maturity, by acceleration or otherwise).

     10. This Note is referred to in Paragraph 4(b) of this stock Redemption Agreement. Subject to the provisions of paragraph 5, it shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights granted by the Obligor to the Payee under and pursuant to the Stock Redemption Agreement.

     11. This Note shall be construed and enforced in accordance with the laws of the State of New York. Both the Obligor and Payee, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Note, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Note. All other matters arising under this Agreement, including those involving equitable remedies sought by either the Obligor or Payee, shall be brought exclusively in the courts of the state of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the Obligor and Payee, acting for themselves and for their beneficiaries, heirs, successors and assigns in that without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any such party by personal service at any place where it may be found.

     12. The Obligor hereof hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and any or all other notices or demands in connection with this Note. The liability of the Obligor hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. No failure by the Payee or holder hereof to file, record or otherwise perfect any lien or security interest given or to be given with respect to this Note, nor any improper filing or recording, nor any failure by the Payee or holder hereof to insure or protect any security given or to be given with respect to this Note nor any other dealing (or failure to deal) with, or any modification or waiver of any rights with respect to, any such security by such Payee or holder shall impair or release the obligations of the Obligor hereunder. Any failure of the Payee or holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the name or any other right at any time and from time to time thereafter.

     13. Assignment of this Note shall not be valid nor shall it confer any rights to the assignee against the Obligor unless and until written notice of the assignment is received by the Obligor.

                                          WINDMILL MARKETING SERVICES, INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                                                   Exhibit 10.28

                    CONSULTING AND NON-COMPETITION AGREEMENT

     CONSULTING AND NON-COMPETITION AGREEMENT (the "Agreement") made as of this 28th day of May, 1992 by and between WINDMILL MARKETING SERVICES, INC. (the "Company"), a New Jersey corporation having its principal office and place of business at 100 Lehigh Drive, Fairfield, New Jersey 07006 and EARL WEISMAN ("Weisman"), residing at 8934 Kenton Avenue, Skokie, Illinois 60076.

                             W I T N E S S E T H :

     WHEREAS, Weisman has been a shareholder, director and executive officer of the Company since its incorporation on January 4, 1977 and has intimate knowledge of the Company's business and customers, as well as the markets in which it operates;

     WHEREAS, pursuant to that certain Stock Redemption Agreement (the "Stock Redemption Agreement"), dated as of the date hereof, by and between Weisman and the Company, Weisman has agreed to sell, transfer, convey, assign and deliver, and the Company has agreed to purchase and accept, all of Weisman's shares of capital stock in the Company provided that Weisman agrees not to thereafter compete with the Company on the terms and conditions hereinafter provided;

     WHEREAS, the Company desires to engage Weisman as a consultant, and Weisman desires to be so engaged by the Company, upon the terms and conditions hereinafter provided; and

     WHEREAS, it is contemplated that contemporaneously with the redemption of Weisman's shares of capital stock in the Company, as provided for in the Stock Redemption Agreement, the following related transactions will also occur: (i) Garden State Nutritionals, Inc. ("Garden State"), an affiliate of the Company, will purchase and redeem all of Weisman's shares of capital stock of Garden State, (ii) the Company will purchase the business and all or substantially all of the assets of Windmill Natural Vitamin Company, Inc., an Illinois corporation, a majority of whose shares of capital stock are owned by Weisman,
(iii) Edward M. Frankel ("Frankel"), the majority shareholder of both Garden State and the Company, shall purchase Weisman's entire equity interest in Vitareal Associates, L.P., and (iv) Weisman shall purchase all of Frankel's shares of capital stock of E. Burnham, Inc. (the transactions described in clauses (i) through (iv) above shall hereinafter collectively be referred to as the "Related Transactions").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties intending to be legally bound, agree as follows:

     1. Consulting Duties. Weisman shall advise and consult with senior executives, and managerial and supervisory personnel of the Company with respect to the marketing of the Company. All consulting duties shall be performed upon prior written notice provided by the Company, which notice shall be delivered a reasonable time period before such duties are to be performed, such duties to be performed either via telephone, in Chicago or at such other location as may be agreed to by Weisman.

     2. Time To Be Devoted To The Company; Term of Agreement.

          (a) Weisman shall be available at such times as may reasonably be requested by the Company and agreed to by Weisman. However, both the Company and Weisman recognize that during the term of this Agreement, Weisman may be engaged or employed by other persons as a consultant or in any other capacity, and therefore will have other demands on his professional time.

          (b) The term of this Agreement shall be eight (8) years, commencing on the date hereof.

     3. Compensation; Non-Compete Fee; Certain Covenants.

          (a) Weisman shall receive an aggregate fee in consideration of his consulting services rendered hereunder equal to Six Hundred Fifteen Thousand Dollars ($615,000), of which Two Hundred Forty Thousand Dollars ($240,000) shall be payable on the date hereof for consulting services rendered during the immediately preceding year to the date hereof; One Hundred Twenty-Five Thousand Dollars ($125,000) shall be payable on the first anniversary of the date hereof; Seventy-Five Thousand Dollars ($75,000) shall be payable on each of the second and third anniversaries of the date hereof for consulting services rendered during the immediately preceding year to each such anniversary; and One Hundred Thousand Dollars ($100,000) shall be payable on the fourth anniversary of the date hereof for consulting services rendered during the immediately preceding year thereto.

          (b) Weisman shall receive an aggregate fee (the "Non-Compete Fee") in consideration of his covenant not-to-compete, the terms and conditions of which are set forth in paragraph 5 hereto, equal to Two Hundred Thousand Dollars ($200,000), payable in equal installments of Fifty Thousand Dollars ($50,000) on the fifth through eighth anniversaries of the date hereof, together with interest thereon payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day), at a fluctuating rate per annum equal to the prime or equivalent rate of interest form time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to announce or publish a prime or equivalent rate of interest, such other New York money center bank as the Company and Weisman may agree.

          (c) If any amount of the consulting fees which are to be paid to Weisman pursuant to Paragraph 3(a) hereto are not paid when due and such default is not cured within fifteen (15) days after written notice thereof from Weisman to the Company, all amounts which are to be paid pursuant to Paragraph 3(b) hereto, if not yet due, shall at the option of Weisman become due and payable in full immediately without demand or notice to the Company; and if such amount is then due or, at the option of Weisman becomes due and payable in full, thereafter any principal remaining unpaid shall bear interest until such amount is paid in full, at a rate of eighteen percent (18%) per annum, or, if such rate is not lawful with respect to the Company, then at the highest rate allowed by law.

          (d) Weisman shall not be entitled to reimbursement for any expenses which he may incur in connection with the services hereunder, unless such expenses are incurred at the request of the Company and approved in advance in writing by the President of the Company.

          (e) Upon prior written request from Weisman with respect to each fiscal year, the Company hereby agrees to furnish to Weisman, within 120 days after the close of such fiscal year, the unaudited financial statements regularly prepared by the Company's accountants.

     4. Confidentiality. All memoranda, notes, records or other documents made or compiled by Weisman or made available to him during the term of this Agreement concerning the business of the Company shall be the Company's property and shall be delivered to the Company on the termination of this Agreement. Weisman shall not use, for himself or others, or divulge to others, any proprietary or confidential information of the Company obtained by him as a result of his services pursuant to this Agreement. For purposes of this paragraph 4, the term "proprietary or confidential information" shall mean all information which is known only to Weisman or to Weisman and the employees, former employees, consultants or others in a confidential relationship with the Company, which relates to specific matters such as trade secrets, customers, potential customers and vendor lists, marketing strategies, strategic partners or potential strategic partners, pricing and credit techniques, research and development activities, books and records and private processes, as they may exist from time to time, which Weisman may have acquired or obtained by virtue of work heretofore or hereafter performed for or on behalf of the Company or which he may acquire or may have acquired knowledge of during the performance of said work, and which is not known to others, or not readily available to others from sources other than Weisman, or is not in the public domain. In the event of a breach or a threatened breach by Weisman of the provisions of this paragraph 4, the Company shall be entitled to an injunction restraining Weisman from disclosing the aforementioned proprietary or confidential information, and/or from rendering any services to any person, firm, corporation, association or other entity to whom such proprietary or confidential information has been disclosed or is threatened to be disclosed. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from Weisman.

     5. Restrictive Covenants.

          (a) Weisman hereby acknowledges and recognizes the highly competitive nature of the Company's business and, accordingly, agrees that in consideration of the premises contained herein and the Non-Compete Fee to be paid hereunder, he shall not, other than on behalf of the Company or any affiliate of the Company, during the term hereof, and for a period of five years from and after the termination hereof: (i) directly or indirectly engage in any Competitive Activity (as hereinafter defined) within the United States of America, whether such engagement shall be as an officer, director, consultant, agent, lender, shareholder, or other participant; or
     (ii) assist others in engaging in any Competitive Activity.

          (b) As used herein, the term "Competitive Activity" shall mean (i) the solicitation of purchase orders for vitamins from any retail or wholesale store, outlet or other business, whether through the use of the mails or by any other means, and (ii) the marketing or sale of vitamins to any retail or wholesale store, outlet or other business.

          (c) In the event of a breach or threatened breach by Weisman of the provisions of this paragraph 5, the Company shall be entitled to an injunction restraining him from such breach, since the remedy at law would be inadequate and insufficient. In addition, the Company will be entitled to such damages as it can show it has sustained by reason of such breach, and in its discretion from time to time shall be entitled to withhold, and offset against and deduct from, any remaining payments pursuant to paragraph 3 hereof and paragraph 3 of the Stock Redemption Agreement the amount of such damages. Any party hereto shall be entitled to recover their respective attorneys' fees, client costs and disbursements relating to a dispute over such offset from the other party hereto as the court may determine to be equitable. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available for such breach or threatened breach or any other breach of this Agreement.

          (d) Anything herein to the contrary notwithstanding, Weisman shall no longer be bound by any of the restrictions contained herein in the event that (i) the Company defaults in payment of any of its obligations pursuant to the terms hereof or the terms of the Stock Redemption Agreement (or the promissory note executed in connection therewith), and (ii) the default described in subparagraph 5(d)(i) is not cured within 30 days after the Company has received written notice of such default from Weisman.

     6. Death or Disability. As an inducement for Weisman to enter into this Agreement, the Company agrees that, subject to paragraph 4, all amounts payable to Weisman hereunder shall be paid to Weisman, or to Weisman's estate in the event of his death, notwithstanding his disability or death, and neither Weisman nor the estate of Weisman shall be required to repay any amount paid to Weisman prior to Weisman's death or disability.

     7. Scope of Agreement. Weisman understands and agrees that he is not authorized to enter into any binding agreement, accept any orders for products or otherwise bind the

Company to any obligation of any nature whatsoever. Weisman is an independent contractor hereunder, not an employee of the Company, and shall have no rights of an employee hereunder.

     8. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by telefacsimile, registered or certified mail (postage prepaid, return receipt requested) or overnight courier to the parties at the following addresses:

         (a) If to the Company, to:

            Windmill Marketing Services, Inc.
            100 Lehigh Drive
            Fairfield, New Jersey 07006
            Attention: Edward M. Frankel, President
            Telecopier: (201) 575-6782

            with copies to:

            Morrison Cohen Singer & Weinstein
            750 Lexington Avenue
            New York, New York 10022
            Attention: Stephen A. Cohen, Esq.
            Telecopier: (212) 735-8708

         (b) If to the Weisman, to:

             Mr. Earl Weisman
             8934 Kenton Avenue
             Skokie, Illinois 60076
             Telecopier: (708) 498-8978

             with copies to:

             Fred Carman, Esq.
             350 Pfingten Road
             Suite 104
             Northbrook, Illinois 60062-2032
             Telecopier: (708) 498-8978

or to such other persons or at such other addresses or telecopier locations as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

     9. Modification and Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     10. Assignment. The parties acknowledge the personal nature of the services to be rendered hereunder and each agrees that the rights and obligations of the parties to this Agreement may not be assigned by either party.

     11. Entire Agreements. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings, and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     12. Governing Law; Convenience of Forum; Consent to Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Agreement. All other matters arising under this Agreement, including those involving equitable remedies sought by either party hereto, shall be brought exclusively in courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the parties hereto, acting for themselves and for their beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in paragraph 8 hereof.

     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     14. Severability of Provisions. It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision of this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provisions of this Agreement in the particular jurisdiction in which such adjudication is made. In addition, if the scope of any restriction contained in this Agreement is too broad to permit enforcement thereof of its fullest extent in any jurisdiction, then such restriction shall be enforced to the maximum extent permitted by law in such jurisdiction, and Weisman hereby consents and agrees that such scope may be judicially modified accordingly in any such jurisdiction in any proceeding brought to enforce such restriction.

     15. Titles and Headings. The Paragraph headings in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or any term of provision hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.

                                          WINDMILL MARKETING SERVICES, INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                                  /s/  EARL WEISMAN

                                          --------------------------------------
                                                       Earl Weisman

                                                                   Exhibit 10.29

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made as of this 28th day of May, 1992, by and among WINDMILL MARKETING SERVICES, INC. (the "Purchaser"), a New Jersey corporation with principal offices at 100 Lehigh Drive, Fairfield, New Jersey 07006, WINDMILL NATURAL VITAMIN COMPANY, INC. (the "Seller"), an Illinois corporation with principal offices at 4560 W. Touhy Avenue, Lincolnwood, Illinois 60646, and EARL WEISMAN ("Weisman" or the "Shareholder"), an individual residing at 8934 Kenton Avenue, Skokie, Illinois 60076.

                              W I T N E S S E T H:

     WHEREAS, the Seller is engaged in the business of distributing vitamins and related products to retail stores, outlets and other ventures (the "Business");

     WHEREAS, the Shareholder is the holder of all of the outstanding shares of capital stock of the Seller;

     WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to acquire from the Seller the Business and all or substantially all of Seller's assets used in connection with the Business upon the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, the Seller desires to transfer to the Purchaser and Purchaser desires to assume the Assumed Liabilities (as hereinafter defined) upon the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, it is contemplated that contemporaneously with the purchase of the Business and assets described hereunder, the following related transactions will also occur: (i) Garden State Nutritionals, Inc. ("Garden State"), an affiliate of the Purchaser, will purchase and redeem all of Weisman's shares of capital stock of Garden State, (ii) the Purchaser will purchase and redeem all of Weisman's shares of capital stock of the Purchaser (iii) Edward M. Frankel ("Frankel"), the majority shareholder of both Garden State and the Purchaser, shall purchase Weisman's entire equity interest in Vitareal Associates, L.P., and (iv) Weisman shall purchase all of Frankel's shares of capital stock of E. Burnham, Inc. (the transactions described in clauses (i) through (iv) above shall hereinafter collectively be referred to as the "Related Transactions").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound hereby, agree as follows:

SECTION 1. PURCHASE AND SALE: ASSETS TO BE TRANSFERRED; ASSUMPTION OF CERTAIN LIABILITIES

     Subject to the terms and conditions hereinafter set forth, the Seller shall sell, convey, transfer, assign and deliver to the Purchaser, and the Purchaser shall purchase and accept from Seller, on the Closing Date (as defined hereinafter), all of Seller's right, title and interest in the Purchased Assets (as hereinafter defined) existing on the Closing Date, wherever located. "Purchased Assets" shall mean all of the Seller's assets, facilities, rights and properties set forth in this Section 1 or in the Schedules attached hereto, but shall not include any of the excluded assets set forth in Schedule 1 hereto (the "Excluded Assets"). The Purchaser shall not assume or acquire any liabilities of the Seller (including with respect to any employee plans), whether or not relating to the Business, other than the Assumed Liabilities (as set forth in Schedule 4.1 hereto).

     1.1 Equipment and Supplies. Schedule 1.1 hereto sets forth a true and complete list of all tangible personal property, equipment and supplies (including, but not limited to, equipment, computers and all maintenance and other operating supplies, including small tools and spare parts and other expendibles or non-inventoried items which may not have been treated as assets for accounting purposes in past years) owned or leased by the Seller and used or useful in the operation of the Business.

     1.2 Books and Records. Schedule 1.2 hereto sets forth a true and complete list of all files, books, records, invoices, accounts and surveys used or useful in connection with the ownership of the Purchased Assets and/or operation of the Business.

     1.3 Intangibles. Schedule 1.3 hereto sets forth a true and complete list of all of the Seller's right, title and interest in and to (i) all contracts, including all service contracts, employment contracts, contracts with suppliers and distributors, and insurance policies, (ii) all trademarks, tradenames, servicemarks, copyrights, patents and applications therefor, (iii) all permits, leases, subleases, licenses, franchises and privileges; and (iv) all other intangible assets owned by the Seller and/or used or useful in connection with the operation of the Business, or held for the benefit of the Seller.

     1.4 Inventories. Schedule 1.4 hereto sets forth a true and complete list of all inventory items held by the Seller on the Closing Date, together with a reasonable estimate of (i) the value of such inventory items, valued at cost as of the Closing Date, and (ii) the age of such inventory items.

     1.5 Accounts Receivable. Schedule 1.5 hereto sets forth a true and complete list of all the Seller's receivables for products sold or services rendered which are not collected as of the Closing Date, together with a reasonable estimate of the age of such receivables.

     1.6 Prepaid Items. Schedule 1.6 hereto sets forth a true and complete list of all of the Seller's prepaid items as of the Closing Date.

     1.7 All Assets Scheduled. The assets identified in Schedules 1.1, 1.2, 1.3, 1.4, 1.5, 1.6 and 1.8 comprise all of the assets of Seller necessary in order to conduct the Seller's Business as reflected in the financial statements dated as of March 31, 1992, subject to those items replaced in the ordinary course of business.

     1.8 Cash. All checks and cash received on or before the Closing Date in payment of the accounts receivable described in Schedule 1.5 hereto.

SECTION 2.  DEFINITIONS.

     Unless otherwise defined herein, all accounting terms shall have the meanings ascribed to them under Generally Accepted Accounting Principles ("GAAP").

SECTION 3.  CLOSING DATE.

     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Fred Carman, Esq., 350 Pfingten Road, Suite 104, Northbrook, Illinois 60062-2032, at 10:00 a.m., Central Daylight Time, on Thursday, May 28, 1992 or at such other time and place as may be mutually agreed upon in writing by the Seller and the Purchaser (the "Closing Date").

SECTION 4. CONSIDERATION AND PAYMENT; FUTURE TRADE PAYABLES; COLLECTIONS FROM ACCOUNTS RECEIVABLE.

     4.1 Purchase Price; Assumption of Certain Liabilities. On the Closing Date, Purchaser shall (i) assume the Seller's liabilities described in Schedule
4.1 hereto (the "Assumed Liabilities"), and (ii) provide the Seller with a check payable to the Seller in the amount of Eighty-Two Thousand Eight Hundred Sixty and 89/100 Dollars ($82,860.89) (the "Cash Purchase Price"). The Assumed Liabilities and the Cash Purchase Price shall constitute payment in full of the purchase price (the "Purchase Price") hereunder.

     4.2 Allocation of Purchase Price. Purchaser and Seller shall use their best efforts to agree upon an allocation of the Purchase Price among the different items of the Purchased Assets and shall (i) attach hereto as Schedule
4.2 an agreed upon allocation which shall be used in connection with their preparation of Internal Revenue Form 8594, and (ii) cooperate on the timely filing of Internal Revenue Form 8594, which shall be prepared in conformity with the purchase price allocation attached as Schedule
4.2 hereto.

     4.3 Future Trade Payables. Purchaser and Seller agree that (i) the Seller shall promptly pay all trade payables which have not expressly been assumed pursuant to Paragraph 4.1 hereto, (ii) should the Purchaser determine in its sole discretion that the trade payables described in (i) above have not been paid promptly by the Seller, Purchaser may pay such trade payables directly to the vendors or creditors in question (each a "Trade Payable Advance"), and (iii) Seller shall immediately reimburse the Purchaser the full amount of all Trade Payable Advances. All Trade Payable Advances shall bear interest at a fluctuating rate per annum equal to the prime or equivalent rate of interest announced or published from time to time by Chemical Bank, N.A., or if the foregoing ceases to exist or to announce or publish such rates, at a New York money center bank as the parties hereto may agree. The Purchaser may offset all Trade Payable Advances together with interest accrued thereon against any amounts owed by it under the Related Transactions to either the Seller or Weisman. Notwithstanding the foregoing, it is hereby agreed that: (A) Purchaser shall not make any Trade Payable Advances unless Seller has failed to make payments with respect to the trade payables in question within thirty (30) days after having received written request from Purchaser that such payments be made, and (B) the aggregate Trade Payable Advances permitted to be made in accordance herewith by Purchaser shall not exceed $25,000.

     4.4 Collections from Accounts Receivable. The Accounts Receivable described in Section 1.5 hereto, other than those Accounts Receivable acquired from Windmill Vitamin of Southwest, Inc. ("Windmill Southwest") pursuant to that certain Agreement (the "Windmill Southwest Agreement") dated as of May 15, 1992, by and among Windmill Southwest, the Seller, Weisman and Daniel Langerman, shall hereinafter be referred to as the "Windmill Vitamin Receivables." To the extent the Purchaser collects (whether in cash or returned merchandise) more than an aggregate amount equal to $118,761.20 from Windmill Vitamin Receivables, such excess amount shall be paid to the Seller reasonably promptly. Collections from the Accounts Receivable acquired pursuant to the Windmill Southwest Agreement shall not be considered for purposes of this paragraph.

SECTION 5.  DELIVERY.

     At the Closing, or on such date thereafter as the parties shall mutually agree upon, the Seller shall deliver to the Purchaser the Purchased Assets and such evidence of title to the Purchased Assets and of compliance with the terms and conditions of this Agreement as may be reasonably required by counsel to the Company in order that good and marketable title to the Purchased Assets shall pass from the Seller to the Purchaser.

SECTION 6.  THE SELLER'S AND SHAREHOLDER'S REPRESENTATIONS AND WARRANTIES

     The Seller and the Shareholder hereby jointly and severally represent and warrant as follows:

     6.1 Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and is duly qualified to transact business as a foreign corporation in every jurisdiction where the character of the properties owned or leased by it, or the conduct of its business, makes such qualification necessary. Copies of the Articles of Incorporation and By-laws of the Seller, with all amendments thereto the date hereof, have been furnished to Purchaser or its representatives, and such copies are accurate and complete as of the date hereof.

     6.2 Authority Relative to this Agreement: No Conflicts. The Seller has the corporate power and authority and all licenses and permits required by governmental authorities to own and operate its properties and to carry on its business as now being conducted. The Seller has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Seller has been, or when executed, will be, duly and validly authorized by all necessary corporate action on the part of the Seller, including the due authorization of the Board of Directors and shareholders of the Seller, and no other corporate proceedings on the part of the Seller are necessary to authorize such execution, delivery and performance. This Agreement is a valid and legally binding agreement of the Seller and the Shareholder, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by laws affecting creditors' rights generally. The Seller's and the Shareholder's execution, delivery and performance of this Agreement does not and/or will not violate, breach or constitute a default under (i) the provisions of the Certificate of Incorporation or By-Laws of the Seller, as amended, (ii) any contracts or other instrument to which the Seller or the Shareholder is a party or by which the Purchased Assets may be bound, or (iii) the provisions of any order, decree or judgment of any court, government or governmental agency or instrumentality having applicability to the Seller or the Shareholder or by which the Purchased Assets may be bound.

     6.3 Personal Property. The Purchased Assets to be transferred hereunder constitute substantially all of the properties, assets, rights, contracts, leases, licenses and personal property necessary in order to conduct the Seller's Business as reflected in the Seller's Financial Statements dated as of March 31, 1992, subject to those items replaced in the ordinary course of business. The Seller has good and marketable title to all the Purchased Assets constituting personal property described in Section 1 hereof and reflected in the schedules referred to in such section, free and clear of any adverse claims, conditional bills of sale, chattel mortgages, security agreements, financing statements or other security or equity interest of any kind.

     6.4 Contracts and Other Intangibles. The contracts licenses, patents, patent rights, patent applications; trademarks, trademark applications, trade names, servicemarks, servicemark applications, copyrights, or other intangibles listed in Schedule 1.3 are valid and enforceable and not the subject of any default or termination notice by any party thereto (unless so specified in Schedule 1.3); and the Seller does not know of any existing state of facts which would constitute an event of default or give rise to termination rights by any of the parties thereto. The Seller has received no notice from any party to any such contract with respect to such party's unwillingness or inability to perform thereunder. Seller has not granted any rights in, nor encumbered in any way the intangibles described herein, and has no knowledge of any claim to the effect that the present or past operations of the Seller with regard to the intangibles infringe or conflict with the asserted rights of others.

     6.5 Delivery and Initialling of Documents. Copies of all contracts and Intangibles listed in Schedule 1.3 hereto have been delivered by the Seller to the Purchaser. Such copies are exact copies of the originals of said documents and are complete; the underlying instruments have not been assigned or amended (unless so specified in Schedule 1.3) and have been so initialled on behalf of the Seller and the Purchaser.

     6.6 Accuracy of Representations and Warranties. To the best of the Seller's and the Shareholder's knowledge, none of the Seller's or Shareholder's representations, warranties or statements contained in this Agreement, or in the exhibits or schedules hereto, contain any untrue statement of a material fact or omits to state any material fact necessary in order to make any such representations, warranties or statements not misleading. All information relating to the Seller and the Purchased Assets which is known to the Seller and which may be material to a purchaser for value of all of the assets, businesses and operations of the Seller has been disclosed to Purchaser and any such information arising on or before the Closing Date forthwith will be disclosed in writing to Purchaser. "Material" for purposes of this Section shall mean items having a value of greater than $1,000 each and $5,000 in the aggregate.

     6.7 Compliance with Laws. The Seller has complied with all applicable statutes and regulations of the United States of the State of Illinois, and all municipalities, and agencies thereof, with respect to the conduct of its operations, and has not received any notice or notices of violations of any such statutes or regulations which have not been cured, which violations could have a material adverse effect on the business, financial condition or prospects of Seller on the Purchased Assets.

     6.8 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against or affecting the Seller, the Purchased Assets, or the Business, at law or in equity, before any court, federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, so far as the Seller knows, no basis exists for any such action, suit or proceeding, other than as disclosed in Schedule 6.8. The Seller will advise the Purchaser promptly in writing of the commencement, threat or knowledge of any litigation, including administrative proceedings, known to the Seller and to which it is or may be made a party or which materially affects the Seller, the Purchased Assets or the Business. The Seller is not operating under, subject to or in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could have a material adverse impact on the Purchased Assets or the Business. Neither the Shareholder, nor the Seller, nor any of the Seller's officers, know of any violation by the Seller of any antitrust or environmental laws, nor are aware of any claim of violation of any antitrust or environmental laws by the Seller which could have a material adverse impact on the Purchased Assets or the Business, and, so far as is known to the Shareholder, the Seller, and the Seller's respective officers, no basis for any such claim exists.

     6.9 Consents and Approvals. There are no consents, waivers, authorizations or approvals necessary of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by the Seller and the Shareholder and the performance by the Seller and the Shareholder of their respective obligations hereunder, have been made.

     6.10. Tax Matters.

          A. All returns, including estimated tax returns, required to be filed on or prior to the Closing Date by the Seller with respect to any Federal, state, local, foreign and other income, franchise, capital stock, employees' income withholding, nonresident alien withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer and other taxes, including any interest, penalties, or additions to tax in respect of the foregoing (all the foregoing collectively referred to as "Taxes"), which, if unpaid, might result in a lien upon any of the Purchased Assets, have been duly filed and are true, correct and complete;

          B. All returns, including estimated tax returns, required to be filed after the Closing Date by the Seller with respect to Taxes which, if unpaid, might result in a lien on any of the Purchased Assets will be duly filed and will be true, correct and complete; and

          C. No deficiency or adjustment in respect of any Taxes which were assessed against the Seller and which might result in a lien on the Purchased Assets, remains unpaid.

     6.11 Financial Statements. The Seller has delivered to the Purchaser copies of the following financial statements which, to the Seller's knowledge, are true and correct and have been prepared in accordance with GAAP:

          Profit and Loss Statement for the period from inception through March 31, 1992.

     6.12 Events since March 31, 1992. Since March 31, 1992, there has not been:

          (i) any materially adverse change in the financial condition, assets, liabilities or business of the Seller (other than changes in the ordinary course of business), except that Purchaser has been informed by Seller that Seller has been operating at a loss and continues to do so;

          (ii) any sale or transfer of any of the assets of the Seller, except in the ordinary course of business;

          (iii) any mortgage, pledge or other lien or encumbrance created by Seller on any of the Purchased Assets; or

          (iv) any transaction entered into relating to the Seller other than in the ordinary course of business, except this Agreement and the transactions contemplated in subdivision (ii) hereof.

     6.13 Liabilities. Except only as to those liabilities expressly assumed by the Purchaser in accordance with Section 4.1 hereof, the Seller covenants to pay or cause to be paid all liabilities incurred by the Seller or which may affect the Business or the Purchased Assets in the ordinary course as and when they come due.

     6.14 Insurance. All policies of insurance covering the equipment conveyed hereunder or providing for business interruption, personal and product liability coverage, for the Business, are described in Schedule 6.14, and are outstanding and in full force and effect. Such insurance is in amounts deemed by the Seller to be sufficient with respect to the Seller's assets, properties, business, operations, products and services as the same are presently owned or conducted by the Business. There are no claims, actions, suits or proceedings arising out of or based upon any of such policies of insurance, and, so far as is known to the Seller or its officers, no basis for any such claim, action, suit or proceeding exists.

     6.15 Sales and Use Taxes. The Purchaser shall be responsible for all sales or use taxes imposed in connection with the sale by Seller of the Purchased Assets and the acquisition thereof by Purchaser. The Purchaser will indemnify and hold the Seller harmless therefrom.

     6.16 Customers. The Seller represents that its books and records contain the names and addresses of all of its customers and business prospects on the Closing Date.

     6.17 Pension Plans: Accrued Salaries and Benefits.

          A. For purposes of this Section, "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended. Neither the Seller nor any of its directors, officers, shareholders, employees or any other "fiduciary," as such term is defined in Section 3 of ERISA (i) has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law which after the Closing Date would subject the Purchaser or any of its directors, officers, shareholders or employees to liability under ERISA or any other applicable law, or (ii) has engaged in any "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or incurred or suffered to exist any "accumulated funding deficiency," as defined in
     Section 302 of ERISA.

          B. The Seller shall cause all unpaid accrued salary and deferred compensation and other benefits accrued (including, without limitation, unused vacation benefits, whether or not currently vested) for the benefit of those employees, consultants or representatives associated with the Business to be paid in full as due.

          6.18 Environmental Matters. The Seller has obtained and is in compliance with all permits, licenses and other authorizations which are required with respect to its assets, properties and operations under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or protection of the environment ("Environmental Laws"). None of such permits, licenses and authorizations will in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. None of the Seller's properties, whether leased or owned (collectively, the "Premises"), have been subject to any of the following: (a) the presence of any Hazardous Substance (as herein defined) on the Premises; (b) any spills, releases, discharges, or disposal of Hazardous Substances that have occurred or are occurring on or onto the Premises; (c) any spills or disposal of Hazardous Substances that have occurred or are occurring off the Premises as a result of any construction on or operation and use of the Premises; (d) the presence of any equipment containing polychlorinated biphenyl ("PCB"); or (e) the presence of any asbestos in use or on the Premises. In connection with the construction on or operation and use of the Premises, the Seller and the Shareholder represent that, to the best of their knowledge, there has been no failure to comply by the Seller and its officers and directors with all applicable local, state, and federal Environmental Laws relating to the generation, recycling, reuse, sale, storage, handling, transport, and disposal of any Hazardous Substances. As used in this Section 6.18, "Hazardous Substances" shall mean: Asbestos and any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous or toxic substance, or other similar term by any federal, state or local Environmental Law presently in effect or that may be promulgated in the future as such Laws may be amended from time to time.

SECTION 7.  THE PURCHASER'S REPRESENTATIONS AND WARRANTIES

     The Purchaser hereby represents and warrants as follows:

     7.1 Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has full power to carry on its business and to enter into this Agreement.

     7.2 Authority Relative to the Agreement. The Purchaser has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Purchaser has been, or when executed, will be, duly and validly authorized by all necessary corporate action on the part of the Purchaser, and no other corporate proceedings on the part of the Purchaser are necessary to authorize such execution, delivery and performance. This Agreement when duly executed by the Purchaser, is a valid and legally binding agreement of the Purchaser enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by laws affecting creditors' rights generally. The Purchaser's execution, delivery and performance of this Agreement does not and/or will not violate, breach or constitute a default under (i) the provisions of the Purchaser's Certificate of Incorporation or By-Laws, (ii) the provisions of any agreement or other instrument to which the Purchaser is a party or by which it or its properties may be bound, or (iii) the provisions of any order, decree or judgment of any court, government or governmental agency or instrumentality having applicability to the Purchaser or by which it or its properties may be bound.

SECTION 8.  COVENANTS OF THE SELLER AND THE SHAREHOLDER

     8.1 Satisfaction of Conditions. The Seller and the Shareholder shall use their best efforts to obtain the satisfaction of the conditions specified in
Section 6 hereof. In addition, the Seller and the Shareholder expressly authorize the Purchaser to apply in advance of the Closing Date for such licenses and permits, if any, as the Purchaser deems necessary or appropriate for the operation of the Seller's business from and after the Closing Date.

     8.2 Collection of Accounts. The Seller and the Shareholder will cooperate with the Purchaser, at the request of the Purchaser, on and after the Closing Date in endeavoring to effect the collection of all receivables and other items owing to the Seller, in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes relating to the adjustment of federal, state, country or local taxes for which the Seller may be liable for all periods prior to the Closing Date and in connection with any other actions, proceedings, arrangements or disputes involving the Seller based upon contacts, arrangements or acts of the Seller which were in effect or occurred on or prior to the Closing Date.

     8.3 Corporate Name. At the Closing Date, the Seller and the Shareholder will execute such documents and certificates and take such steps as are necessary for the Purchaser to obtain the legal right to and use of the Seller's corporate name. From the Closing Date and beyond, neither the Seller nor the Shareholder, nor any of their respective affiliates shall use, in any manner whatsoever, directly or indirectly, the name "Windmill" or any words similar thereto except pursuant to a license or other agreement issued by the Purchaser.

     8.4 Loan Out of Employee Services. During the period beginning on the Closing Date and ending on July 31, 1992, the Seller and the Shareholder, at the Purchaser's request, shall make available to the Purchaser those individuals currently employed by the Seller to perform the same or similar services on behalf of the Purchaser as such individuals currently perform for the Seller, and the Purchaser covenants that it will reimburse the Seller for all reasonable costs associated therewith, including the cost of salaries of each of the individuals at their current salary levels. Both the Seller and Purchaser agree to take all necessary measures to ensure that the individuals discussed herein shall at no time become employees of the Purchaser, but instead shall at all times remain employees of the Seller and be considered independent contractors of the Purchaser.

     8.5 Right of Offset. Seller and Shareholder hereby agree that, with respect to the Windmill Vitamin Receivables referred to in Paragraph 4.4 hereto, to the extent the Purchaser is unable to collect an aggregate amount which is equal to or greater than $118,761.20 (the "Base Amount") by the first anniversary of the Closing Date, the Purchaser shall be permitted to offset from the amounts either it, Edward M. Frankel, or any other of its affiliates owe to the Seller or the Shareholder hereunder or in connection with the Related Transactions, an amount equal to the difference between the aggregate amount it collected and the Base Amount. Any collections received from Windmill Vitamin Receivables subsequent to the right of offset being exercised by the Purchaser pursuant to this paragraph, shall be paid reasonably promptly to the Seller.

SECTION 9.  COVENANTS OF THE PURCHASER

     9.1 Release of the Seller. The Purchaser will cooperate with the Seller to obtain the release of the Seller from all liabilities occurring after the Closing Date under the contracts, leases and other agreements or instruments covered by Schedule 1.3 hereto.

     9.2 Applications. The Purchaser will join with the Seller upon its request in making any and all requests or applications necessary or convenient to obtain the consents and approvals of third parties to the assignment of those instruments referred to in Schedule 1.3 hereto which cannot be effectively transferred without the consents or approvals of such third persons, provided, that the Purchaser shall not be obligated hereby to pay money or other consideration to any such third party to obtain any such consents or approvals. The Purchaser will diligently prosecute each such application made or joined in by it pursuant to this Agreement, and will use every reasonable effort to obtain final action thereon prior to the Closing Date.

SECTION 10.  CONDITIONS TO OBLIGATIONS OF THE PURCHASER

     The obligation of Purchaser to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by it in its sole discretion;

     10.1 Representations and Warranties of the Seller and Shareholder. All representations and warranties made by the Seller and the Shareholder in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if again made by the Seller and Shareholders on and as of such date, and the Purchaser shall have received a certificate dated the Closing Date and signed by the President and by the chief financial officer of the Seller and by the Shareholder to that effect.

     10.2 Performance of the Seller's and Shareholder's Obligations. The Seller and the Shareholder shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date.

     10.3 Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

     10.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adverse affects the assets, properties, operations, prospects, net income or financial condition of the Companies shall be in effect.

     10.5 Other Closing Documents. Purchaser shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of the Seller and the Shareholder or in furtherance of the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request.

     10.6 Legal Matters. All certificates, instruments and other documents required to be executed or delivered by or on behalf of any of the shareholders or the Seller under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of any of the Shareholders or the Seller in furtherance of the transactions contemplated hereby (including shareholders consent to the transaction), shall be reasonably satisfactory in form and substance to counsel for the Purchaser.

     10.7 U.C.C. Searches. On or prior to the Closing Date, Purchaser shall have received from the Seller Uniform Commercial Code Search Forms, with respect to all of the Purchased Assets and properties of the Seller, the result of which will be in accordance with the representations and warranties contained in this Agreement and satisfactory to Purchaser's counsel.

     10.8 Windmill Southwest. On or prior to the Closing Date, the Seller shall have purchased certain account receivables of Windmill Vitamins of Southwest, Inc., a Texas corporation, on terms and conditions satisfactory to the Purchaser.

     10.9. Related Transactions. All of the Related Transactions shall have been consummated and closed.

SECTION 11.  TAXES, UTILITIES, ASSESSMENTS AND OTHER ADJUSTMENTS

     11.1 General Taxes.

          A. The Seller shall be liable for and shall pay all General Taxes (as hereinafter defined) levied and assessed against the Purchased Assets for periods prior to the Closing Date. The Purchaser shall be liable for and shall pay all General Taxes levied and assessed against the Purchased Assets for periods from the Closing Date onward.

          B. The Seller shall pay all installments of special taxes or special assessments which were levied or assessed against the Purchased Assets prior to the Closing Date, whether payable prior to the Closing Date or thereafter, and the Purchaser shall pay all special taxes or special assessments levied or assessed against the Purchased Assets on or after the Closing Date.

          C. As used in this Section 11, the term "General Taxes" shall mean all taxes imposed by any government including, but not limited to, ad valorem and severance taxes or other taxes on real or personal property, and highway vehicle use taxes and fees, but the term "General Taxes" shall not include sales and use taxes, real property transfer taxes, or any franchise taxes, income taxes or other taxes based on income.

     11.2 Sales, Use, Transfer and Other Taxes. The following taxes will be paid as indicated:

          A. Sales and use taxes imposed on the purchase, sale, use or transfer of any of the Purchased Assets by the Seller prior to the Closing Date shall be paid by the Seller. Any such taxes imposed on any purchase, sale, use or transfer of any of the Purchased Assets by the Purchaser after the Closing Date shall be paid by the Purchaser.

          B. Franchise taxes, income taxes or any other taxes based on net income earned from the Purchased Assets on or prior to the Closing Date, together with expenses incidental to the determination and payment thereof, shall be paid by the Seller. Any such taxes based on net income earned from the Purchased Assets after the Closing Date, together with expenses incidental to the determination and payment thereof, shall be paid by the Purchaser.

SECTION 12.  RISK OF LOSS AND CONDEMNATION

     12.1 Risk of Loss After the Closing. The Purchaser shall bear all risk of loss of or damage to the Purchased Assets, after the Closing.

     12.2 Risk of Loss Prior to the Closing. The Seller shall bear all risk of loss of or damage to the Purchased Assets, until consummation of the Closing.

SECTION 13.  INDEMNIFICATION: BULK SALES COMPLIANCE

     13.1 The Seller's and Shareholder's Indemnity. Except as otherwise provided herein, the Seller and the Shareholder, jointly and severally, shall indemnify and hold harmless the Purchaser against and in respect of (i) any and all liabilities and obligations of the Seller arising out of any transaction entered into by the Seller or other facts or circumstances arising or existing prior to the Closing Date and not expressly assumed by the Purchaser pursuant to
Section 4, (ii) any and all losses, damages or deficiencies resulting from any misrepresentations, breach of warranty or non-fulfillment of any covenant or agreement on the part of the Seller and/or the Shareholder under this Agreement and (iii) any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including reasonable attorneys' fees) incident to the foregoing.

     13.2 The Purchaser's Indemnity. Except as otherwise provided herein, the Purchaser shall indemnify and hold harmless the Seller against and in respect of any and all liabilities and obligations of: (i) the Purchaser arising out of any transaction entered into by the Purchaser after the Closing Date, (ii) any and all loss, damage or deficiency resulting from any misrepresentations, breach of warranty or non-fulfillment of any covenant or agreement on the part of the Purchaser under this Agreement, and (iii) any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including reasonable attorneys' fees) incident to the foregoing.

     13.3 Bulk Sales Compliance. The Purchaser hereby waives compliance by the Seller with the provisions of any so-called bulk transfer laws of any jurisdiction in connection with the sale of the Purchased Assets to the Purchaser. The Seller and Shareholder shall jointly and severally indemnify and hold harmless the Purchaser against any and all liabilities which may be asserted by third parties against the Purchaser as a result of the Seller's noncompliance with any such bulk transfer laws.

SECTION 14.  FURTHER ASSURANCES BY THE SELLER

     The Seller's Further Assurances. As used in this Section, "Further Assurances" shall mean any deeds, assignments, powers of attorney or other documents or instruments which may be reasonably required to transfer ownership of the Business and the Purchased Assets to the Purchaser, to confirm such ownership or to facilitate effective recordation thereof, or to put the Purchaser in actual possession and operating control of the Purchased Assets. As soon as practicable after any request for Further Assurances made by the Purchaser at or after the Closing Date and subject to the following sentence, the Seller shall, if authorized by law to do so, either execute such Further Assurances and deliver them to the Purchaser or cause them to be executed and delivered to the Purchaser (i) without any charge to the Purchaser, and (ii) in proper form for any required recording, filing or registration. This Section 14 shall not obligate the Seller to provide or pay for documentary stamps or to pay transfer or sales taxes on recording or similar charges not otherwise provided for in this Agreement.

SECTION 15.  MISCELLANEOUS

     15.1 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties.

     15.2 Survival of Representations and Warranties. The representations and warranties made in this Agreement and in any certificate, exhibit or document delivered in connection therewith shall survive the Closing Date.

     15.3 Brokerage and Other Expenses. Each of the parties hereto represents and warrants to the others that this Agreement is the result of direct negotiations between the parties hereto and that such party is not paying and is not obligated to pay any commission, broker's fee or finder's fee in connection with the transaction contemplated hereby. Except as otherwise provided herein, each of the parties hereto shall pay its or their respective expenses, including, without limitation, attorneys' fees, in connection herewith and with the transactions contemplated hereby, and none of the parties hereto shall be liable for such expenses of any other party hereto.

     15.4 Governing Law; Convenience of Forum; Consent to Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Agreement. All other matters arising under this Agreement, including those involving equitable remedies sought by either party hereto, shall be brought exclusively in courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the parties hereto, acting for themselves and for their beneficiaries, heirs, successors and assigns without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Subsection 15.5 hereof.

     15.5 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served if in writing and delivered personally or sent by telefacsimile, certified mail, postage prepaid, or by telegraph, charges prepaid.

         A. If to the Purchaser, addressed to the Purchaser at:

           Windmill Marketing Services, Inc.
           100 Lehigh Drive
           Fairfield, New Jersey 07006
           Telecopier: (201) 575-6782
           Attn: Mr. Edward M. Frankel, President

           with a copy to:

           Morrison Cohen Singer & Weinstein
           750 Lexington Avenue
           New York, New York 10022
           Telecopier: (212) 735-8708
           Attn: Stephen A. Cohen, Esq.

           and;

         B. If to the Seller, addressed to the Seller at:

           Windmill Natural Vitamin Company, Inc.
           4560 W. Touhy Avenue
           Lincolnwood, Illinois 60646
           Telecopier: (708) 498-8978

            Attn: Earl Weisman, President

            and;

         C. If to the Shareholder, addressed to the Shareholder at:

           Mr. Earl Weisman
           8934 Kenton Avenue
           Skokie, Illinois 60076

           with a copy to:

           Fred Carman, Esq.
           350 Pfingten Road
           Suite 104
           Northbrook, Illinois 60062-2032
           Telecopier: (708) 498-8978

or such address as shall be furnished in writing by either party to the other party.

     15.6 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement, provided, however, that the Purchaser may assign or transfer this Agreement, or any interest therein, to any person or entity controlled by, controlling, or under common control with the Purchaser, provided that no such assignment shall relieve Purchaser of any liabilities to Seller hereunder.

     15.7 Modification. This Agreement may not be amended, modified, or supplemented except by a written instrument executed by duly authorized officers of the Seller and the Purchaser.

     15.8 Waiver. Each party may, at its option, waive in writing any and all of the conditions herein contained to which its obligations hereunder are subject. Except by such a writing, no action or omission of a party shall be construed as a waiver of any condition or right.

     15.9 Severability. If any provision of this Agreement shall for any reason be determined by a court of competent jurisdiction to be so broad as to be invalid or unenforceable, such provision shall be automatically reformed and construed so as to be valid, operative, and enforceable to the maximum extent permitted by law or equity while most nearly preserving its original intent. The invalidity of any part of this Agreement shall not render invalid the remainder of this Agreement.

     15.10 Entire Agreement. This instrument contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous written or oral negotiations, commitments and writings.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                      WINDMILL MARKETING SERVICES, INC.

                                      By:       /s/  EDWARD M. FRANKEL

                                         ---------------------------------------
                                                    Edward M. Frankel
                                                        President

                                      WINDMILL NATURAL VITAMIN COMPANY, INC.

                                      By:         /s/  EARL WEISMAN

                                         ---------------------------------------
                                                      Earl Weisman
                                                        President

                                                /s/  EARL WEISMAN

                                      ------------------------------------------
                                                     Earl Weisman

                                                                   Exhibit 10.31

                           NON-COMPETITION AGREEMENT

     NON-COMPETITION AGREEMENT (the "Agreement") made as of this 28th day of May, 1992 by and between WINDMILL MARKETING SERVICES, INC. (the "Company"), a New Jersey corporation having its principal office and place of business at 100 Lehigh Drive, Fairfield, New Jersey 07006 and WINDMILL NATURAL VITAMIN COMPANY, INC. ("Windmill Vitamin") having its principal office and place of business at 4560 W. Touhy Avenue, Lincolnwood, Illinois 60646.

                              W I T N E S S E T H:

     WHEREAS, Windmill Vitamin has been in the business of soliciting orders for vitamins and cosmetics from retail stores, outlets and other ventures for more than five (5) years and has intimate knowledge of its business and customers, as well as the markets in which it operates;

     WHEREAS, pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of the date hereof, by and between Windmill Vitamin and the Company, Windmill Vitamin has agreed to sell, transfer, convey, assign and deliver, and the Company has agreed to purchase and accept, the business and all or substantially all of Windmill Vitamin's assets provided that Windmill Vitamin agrees not to thereafter compete with the Company on the terms and conditions hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties intending to be legally bound, agree as follows:

     1. Restrictive Covenants.

          (a) Windmill Vitamin hereby acknowledges and recognizes the highly competitive nature of its business and, accordingly, agrees that in consideration of the premises contained herein and the Non-Compete Fee to be paid hereunder, it will not, other than on behalf of the Company or any affiliate of the Company, during the term hereof, and for a period of five years from and after the termination hereof: (i) directly or indirectly engage in any Competitive Activity (as hereinafter defined) within the United States of America, whether such engagement shall be as an officer, director, consultant, agent, lender, shareholder, or other participant; or
     (ii) assist others in engaging in any Competitive Activity.

          (b) As used herein, the term "Competitive Activity" shall mean (i) the solicitation of purchase orders for vitamins from any retail or wholesale store, outlet or other business, whether through the use of the mails or by any other means, and (ii) the marketing or sale of vitamins to any retail or wholesale store, outlet or other business.

          (c) In the event of a breach or threatened breach by Windmill Vitamin of the provisions of this paragraph 1, the Company shall be entitled to an injunction restraining it from such breach since the remedy at law would be inadequate and insufficient. In addition, the Company will be entitled to such damages as it can show it has sustained by reason of such breach, and in its discretion from time to time shall be entitled to withhold, and offset against and deduct from, any remaining payments pursuant to paragraph 2 hereof the amount of such damages. Any party hereto shall be entitled to recover their respective reasonable attorneys' fees, client costs and disbursements relating to a dispute over such offset from the other party hereto as the court may determine to be equitable. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available for such breach or threatened breach or any other breach of this Agreement.

          (d) Anything herein to the contrary notwithstanding, Windmill Vitamin shall no longer be bound by any of the restrictions contained herein in the event that (i) the Company defaults in payment of any of its obligations pursuant to the terms of this Agreement, and (ii) the default described in paragraph 1(d)(i) is not cured within 30 days after the Company has received written notice of such default from Windmill Vitamin.

     2. Non Compete Fee.

     Windmill Vitamin shall receive an aggregate fee (the "Non-Compete Fee") in consideration of its covenant not-to-compete, the terms and conditions of which are set forth in paragraph 1 hereto, equal to Two Hundred Thousand Dollars ($200,000), payable in four equal installments of Fifty Thousand Dollars ($50,000) each on the fifth through eighth anniversaries of the date hereof, in each case, together with interest thereon, payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day), at a fluctuating rate per annum equal to prime or an equivalent rate of interest from time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to publish a prime rate of interest such other New York money center as Windmill Vitamin and the Company may agree.

     3. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by telefacsimile, registered or certified mail (postage prepaid, return receipt requested) or overnight courier to the parties at the following addresses:

         (a) If to the Company, to:

            Windmill Marketing Services, Inc.
            100 Lehigh Drive
            Fairfield, New Jersey 07006
            Attention: Edward M. Frankel, President
            Telecopier: (201) 575-6782
             with copies to:

             Morrison Cohen Singer & Weinstein
            750 Lexington Avenue
            New York, New York 10022
            Attention: Stephen A. Cohen, Esq.
            Telecopier: (212) 735-8708

         (b) If to the Windmill Vitamin, to:

             Windmill Natural Vitamin Company, Inc.
             4560 West Touhy Avenue
             Lincolnwood, Illinois 60646
             Attention: Earl Weisman, President
             Telecopier: (708) 498-8978

             with copies to:

             Fred Carman, Esq.
             350 Pfingten Road
             Suite 104
             Northbrook, Illinois 60062-2032
             Telecopier: (708) 498-8978

or to such other persons or at such other addresses or telecopier locations as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

     4. Modification and Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     5. Assignment. The parties acknowledge the personal nature of the services to be rendered hereunder and each agrees that the rights and obligations of the parties to this Agreement may not be assigned by either party.

     6. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, representations, and understandings of the parties with respect thereto.

     7. Governing Law; Convenience of Forum: Consent to Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Agreement. All other matters arising under this Agreement, including those involving equitable remedies sought by either party hereto, shall be brought exclusively in courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the parties hereto, acting for themselves and for their beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Paragraph 3 hereof.

     8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

     9. Severability of Provisions. It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision of this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provisions of this Agreement in the particular jurisdiction in which such adjudication is made. In addition, if the scope of any restriction contained in this Agreement is too broad to permit enforcement thereof to its fullest extent in any jurisdiction, then such restriction shall be enforced to the maximum extent permitted by law in such jurisdiction, and Windmill Vitamin hereby consents and agrees that such scope may be judicially modified accordingly in any such jurisdiction in any proceeding brought to enforce such restriction.

     10. Headings. The headings hereof are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.

                                      WINDMILL MARKETING SERVICES, INC.

                                      BY:       /s/  EDWARD M. FRANKEL

                                         ---------------------------------------
                                                    Edward M. Frankel
                                                        President

                                      WINDMILL NATURAL VITAMIN COMPANY, INC.

                                      BY:         /s/  EARL WEISMAN

                                         ---------------------------------------
                                                      Earl Weisman
                                                        President

                                                                   Exhibit 10.30

                              GUARANTEE AGREEMENT

     1. EDWARD M. FRANKEL ("Guarantor") having an office at 100 Lehigh Drive, Fairfield, New Jersey 07006 hereby unconditionally guarantees to EARL WEISMAN ("Weisman") residing at 8934 Kenton Avenue, Skokie, Illinois 60076, the due and punctual payment in full when due of all amounts payable (the "Guaranteed Payments") by (a) Garden State Nutritionals, Inc. ("Garden State") under the Stock Redemption Agreement dated May 28, 1992 between Garden State, Weisman, et. al., under the Garden State promissory note issued pursuant thereto and under the Consulting and Non-competition Agreement dated May 28, 1992 between Garden State and Weisman, and (b) Windmill Marketing Services, Inc. ("Windmill") under the Stock Redemption Agreement dated May 28, 1992 between Windmill, Weisman, et. al., under the Windmill promissory note issued pursuant thereto and under the Consulting and Non-competition Agreement dated May 28, 1992 between Windmill and Weisman (all of the foregoing, collectively, the "Agreements").

     2. The liability of Guarantor under this Guarantee Agreement (hereinafter referred to as the "Guarantee") is absolute, primary, direct and immediate and not conditional or contingent upon pursuit by Weisman of any other action or proceeding for collection, or of any other remedies it may have, against Garden State, Windmill, any other guarantor, or any other person, except that prior to making demand hereunder, Weisman shall have made prior demand on Garden State or Windmill, as the case may be, with respect to the Guaranteed Payment in question, and five (5) business days shall have elapsed from the time of such demand, with Garden State or Windmill, as the case may be, not having made such Guaranteed Payment.

     3. Guarantor hereby expressly agrees that Weisman may, in his sole and absolute discretion, without prior notice to, or consent of, Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities hereunder of Guarantor:

          (a) waive, in whole or in part, compliance with, or any defaults under, or grant any other indulgences with respect to, or act or fail to act with respect to, any instrument or document now or hereafter in effect evidencing or relating to the Guaranteed Payments;

          (b) grant extensions, continuations or renewals of, or with respect to, the Guaranteed Payments, or the Agreements, in whole or in part, and/or effect any release, compromise or settlement in connection therewith; or

          (c) assign or otherwise transfer the Guaranteed Payments, together with this Guarantee, free of any defense, counterclaim or setoff in favor of Garden State, Windmill or Guarantor, such parties, however, retaining any right of action available directly against Weisman to enforce any such counterclaim or setoff.

     4. Except as otherwise provided in paragraph 2 hereof, Guarantor hereby expressly waives, to the fullest extent permitted by law, (i) presentment and demand for payment, notice of nonpayment and dishonor, and protest and notice of protest, of the Guaranteed Payments, (ii) notice of acceptance of this Guarantee and of presentment, demand and protest, (iii) notice of any default hereunder or with respect to the Guaranteed Payments or under the Agreements or, (iv) demand for observance or performance of, or enforcement of, any term or provision of this Guarantee, any of the Guaranteed Payments or the Agreements, and (v) all other notices and demands required by law which Guarantor may lawfully waive. Guarantor agrees to reimburse Weisman and his assigns, on demand, for all expenses, collection charges, court costs and reasonable attorney's fees incurred in endeavoring to collect or enforce the Guaranteed Payments against Garden State or Windmill or Guarantor or any other person or entity liable thereon, including such expenses, charges or fees incurred in proving the amount and reasonableness thereof.

     5. Any notice, demand or request (including service of process in any action to enforce this Guarantee) which Weisman may give to Guarantor with respect to this Guarantee shall be deemed sufficient if in writing and delivered personally or given by prepaid telegram or by registered or certified mail to Guarantor at the address set forth above.

     6. All rights and remedies afforded to Weisman by reason of this Guarantee, the Guaranteed Payments, the Agreements, or by law, are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such right or remedy. No delay or omission by Weisman in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any of its rights or remedies hereunder, and no modification or amendment hereof, shall be deemed made by Weisman unless in writing and duly signed on behalf of Weisman. Any such written waiver duly signed on behalf of Weisman shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy of Weisman, and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or of any other right or remedy.

     7. This Guarantee shall be binding upon Guarantor and his heirs, executors and legal representatives.

     8. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Payments or of any security therefor, or under any of the Agreements, shall affect, impair or be a defense to this Guarantee, and this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, without regard to the validity, regularity or enforceability of any of the Agreements or any collateral security therefor at any time or from time to time held by Weisman and without regard to any defense, offset or counterclaim which may at any time be available to Garden State or Windmill which constitutes, or might be construed to constitute, an equitable or legal discharge of Garden State or Windmill in any federal or state bankruptcy or insolvency proceeding.

     9. The invalidity or unenforceability of any one or more sentences, phrases, clauses or provisions in this Guarantee shall not affect the validity or enforceability of any other sentence, phrase, clause or provision of this Guarantee.

     10. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE RIGHTS AND LIABILITIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE GUARANTOR, ACTING FOR HIMSELF AND FOR HIS HEIRS, EXECUTORS AND LEGAL REPRESENTATIVES, WITHOUT REGARD TO DOMICILE, CITIZENSHIP OR RESIDENCE, HEREBY EXPRESSLY AND IRREVOCABLY ELECTS AS THE SOLE JUDICIAL FORUM FOR THE ADJUDICATION OF ANY MATTERS INVOLVING MONEY DAMAGES AND ARISING UNDER OR IN CONNECTION WITH THIS GUARANTY, AND CONSENTS AND SUBJECTS HIMSELF TO THE JURISDICTION OF, THE COURTS OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY, AND/OR THE UNITED STATES DISTRICT COURT FOR THE SAME LOCATION, IN RESPECT OF ANY MATTER INVOLVING MONEY DAMAGES AND ARISING UNDER THIS GUARANTY. ALL OTHER MATTERS ARISING UNDER THIS GUARANTY, INCLUDING THOSE INVOLVING EQUITABLE REMEDIES SOUGHT BY EITHER PARTY HERETO, SHALL BE BROUGHT EXCLUSIVELY IN COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY, AND/OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE GUARANTOR AND WEISMAN, ACTING FOR THEMSELVES AND FOR THEIR HEIRS, EXECUTORS AND LEGAL REPRESENTATIVES, WITHOUT REGARD TO DOMICILE, CITIZENSHIP OR RESIDENCE, HEREBY EXPRESSLY AND IRREVOCABLY ELECT SUCH FORUM AS THE SOLE JUDICIAL FORUM FOR THE ADJUDICATION OF ALL SUCH MATTERS, AND CONSENT AND SUBJECT THEMSELVES TO THE JURISDICTION OF SUCH COURTS. SERVICE OF PROCESS, NOTICES AND DEMANDS OF SUCH COURTS MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY PERSONAL SERVICE AT ANY PLACE WHERE IT MAY BE FOUND OR GIVING NOTICE TO SUCH PARTY AS PROVIDED IN THE AGREEMENTS.

     11. This Guarantee shall remain in full force and effect until the full and complete payment of all the Guaranteed Payments.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the 11th day of April, 1996.

                                                /s/  EDWARD M. FRANKEL

                                          --------------------------------------
                                                    Edward M. Frankel

     The undersigned hereby accepts the above Guarantee, in lieu of and in substitution for all stock certificates for shares of capital stock of Garden State and of Windmill which had been delivered as collateral under the Agreements, and consents to the release thereof from escrow by the Escrow Agent named therein and delivery thereof by such Escrow Agent to Garden State and Windmill, respectively.

                                                  /s/  EARL WEISMAN

                                          --------------------------------------
                                                       Earl Weisman

DATED: MAY 10, 1996

                                                                   Exhibit 10.14


     EMPLOYMENT AGREEMENT dated as of January 1, 1996 between EDWARD M. FRANKEL ("Executive") and VITAQUEST INTERNATIONAL INC., a Delaware corporation ("Company").

1.  TERM

     The term of this Agreement shall commence as of January 1, 1996 and shall terminate on June 30, 1999, subject to earlier termination as provided herein.

2.  POSITION AND DUTIES

     (a) Executive shall be employed by the Company during the term as its Chairman and President. Executive shall report directly and solely to the Company's Board of Directors ("Board"). The Company agrees to nominate Executive for election to the Board as a member of the management slate at each annual meeting of stockholders during the term hereof and Executive agrees to serve on the Board if elected.

     (b) Executive agrees to perform such services, not inconsistent with his position, as shall from time to time be assigned to him by the Company's Board, consistent with the By-Laws of the Company.

     (c) During the term of employment hereunder, except for disability, illness and reasonable vacation periods, Executive shall devote substantially all of his business time, attention, and energies to the position of Chairman and President of the Company. Notwithstanding the foregoing, the expenditure by the Executive of reasonable amounts of time in connection with outside activities, not competitive with the Company's business, including but not limited to outside directorships, or charitable or professional activities, shall not be considered to be in violation of this Agreement subject, however, to the requirement that in no event shall any such activities materially interfere with the performance by the Executive of the services required under this Agreement. Further, it is understood and agreed by the parties hereto that Executive may engage in passive and personal investment activities.

3.  SALARY AND BONUS

     (a) Beginning January 1, 1996, Executive shall receive an annual base salary of $500,000, which base salary shall be subject to automatic increase on the first day of each January during the term hereof beginning January 1, 1997 by an amount equal to the greater of (i) 5% of the base salary in effect during the preceding 12 month period, or (ii) the percentage increase in the Consumer Price Index published by the U.S. Department of Labor for the 12 month period then ended (the "Current CPI Period") compared with the 12 month period immediately preceding the Current CPI Period. The base salary shall not be reduced during the term of this Agreement.

     (b) Executive shall be entitled to receive during each year during the term hereof other than 1996, such incentive bonus, in such amount as the Board (or a Compensation Committee or other similar Committee designated by the Board) shall determine in its discretion on the basis of the Company's operating results, provided that no such determination shall be made prior to June 30, 1997.

4.  REIMBURSEMENT OF EXPENSES

     Executive shall be authorized to incur and shall be reimbursed by the Company for reasonable expenses for the advancement of the Company's business, upon presentation of reasonable documentation therefor.

5.  STOCK OPTIONS AND OTHER BENEFITS

     (a) Executive shall be eligible to participate in the Company's Non-Qualified Deferred Compensation Plan, Profit Sharing Plan and 1996 Stock Option Plan and any additional or successor incentive plan or plans.

     (b) During the period of employment hereunder, Executive shall also be entitled to receive all other benefits of employment which are, and which may be in the future, generally available to members of the Company's management and specifically, an allowance for use of automobiles as provided from time to time by action of the Board of Directors, as well as, without limitation, group health, disability, and life insurance benefits and participation in any Company profit-sharing or pension plan, and vacation consistent with the vacation policies of Company.

6.  DISABILITY BENEFITS

     "Disability" shall mean Executive's incapacity due to physical or mental illness or cause, which results in Executive being absent from the performance of his duties with the Company on a full-time basis for a period of nine (9) consecutive months. The existence or cessation of a physical or mental illness which renders Executive absent from the performance of his duties on a full-time basis shall, if disputed by the Company or Executive, be conclusively determined by written opinions rendered by two qualified physicians, one selected by Executive, and one selected by the Company. During the period of absence Executive shall be deemed to be on disability leave of absence, with his compensation paid in full and the Board may designate an interim Chief Executive Officer on such terms as it deems proper.

     Upon the expiration of nine (9) consecutive months of such disability leave of absence, Executive's employment may be terminated by the Company pursuant to the provisions of Section 8(a) provided, however, that prior to the effective date of such termination, Executive shall have the right to return to full-time employment. At the Company's request, Executive shall be required to provide the written opinions of two qualified physicians, one selected by Executive and one selected by the Company to verify Executive's condition of health. Executive's full regular compensation shall be reinstated upon his return to employment and his resumption of his full duties hereunder. If the Company refuses to permit Executive to resume full-time employment as Chief Executive Officer the Company shall be deemed to have terminated this agreement under Section 8(c) hereof.

7.  DEATH DURING EMPLOYMENT

     If Executive dies during the term of employment provided for in this Agreement, the Company shall pay to the Executive's Estate the regular compensation that would otherwise be payable to Executive up to the end of the month in which his death occurs, plus, as a death benefit, compensation for a period of twelve (12) months thereafter at the same monthly rate of base compensation which prevailed during the month of his death.

8.  TERMINATION BY THE COMPANY

     The Company shall have the right to terminate this Agreement under the following circumstances:

          (a) Upon ten (10) days' written notice from Company to Executive in the event of Disability which has incapacitated him from performing his duties for nine (9) consecutive months as determined under Section 6, subject to Executive's right to reinstatement as provided in Section 6.

          (b) For "Cause" upon ten (10) days' written notice to Executive. Termination by the Company of Executive's employment for "Cause" as used in this Agreement means (1) the willful and continuing neglect by Executive of his duties or obligations hereunder provided, however, that any such neglect shall constitute "Cause" hereunder only if such neglect remains uncured for a period of ten (10) days after written notice describing the same is given to the Executive; and provided, further, that isolated, insubstantial or nonmaterial neglect or failure shall not constitute Cause hereunder; (2) the willful refusal by Executive to comply with the lawful instructions or directions of the party to whom Executive reports hereunder, provided, however, that any such refusal shall constitute "Cause" hereunder only if such instructions or directions are in respect of matters which may be properly required of Executive hereunder and only if such refusal continues for a period of more than ten (10) days after written notice describing same is given to the Executive; (3) Executive's conviction (which, through lapse of time or otherwise, is not subject to appeal) of any felony under the laws of any country or political subdivision thereof, involving theft, embezzlement or moral turpitude; (4) Executive's performance of any act which would constitute a crime or offense involving money or property of the Company or any of its subsidiaries, or would constitute a felony in the jurisdiction in which such act occurred, regardless of whether or not the Executive is prosecuted; (5) any attempt by Executive improperly to secure any personal profit in connection with the business of the Company or any of its subsidiaries, (6) chronic alcoholism or drug addiction; or (7) any breach by Executive of the terms of Sections 12 or 13 of this Agreement; provided such breach continues uncured for ten (10) days after written notice of such breach is given by the Company to Executive.

          (c) Upon ninety (90) days' written notice to Executive where the Board, acting by a majority, elects "Without Cause" to terminate Executive for any reason, other than Disability (Section 8(a)) or for Cause (Section 8(b)).

9.  TERMINATION BY EXECUTIVE

     Executive shall have the right to terminate his employment under this Agreement "With Good Reason" upon three (3) days' written notice to the Company given within sixty (60) days following the date on which Executive becomes aware of any of the following events:

          (a) Executive is not elected or retained as Chairman and President and a director of Company;

          (b) any assignment to Executive of any duties other than those reasonably contemplated by, or any limitation of the power or prerogatives of Executive in any respect not reasonably contemplated by Section 2;

          (c) any removal of Executive from responsibilities substantially similar to those described or contemplated in Section 2;

          (d) any reduction in, or limitation upon, the compensation, reimbursable expenses or other benefits provided for in this Agreement, other than by valid public law or regulation; or

          (e) any assignment to Executive of duties that would require him to relocate or transfer his current principal place or residence or would make the continuance of such current principal place of residence unreasonably difficult or inconvenient for him.

10.  CONSEQUENCES OF TERMINATION

     (a) Except as provided in Section 10(b), as used in this Agreement "Date of Termination" shall mean the date specified in the written notice of termination given by the Company pursuant to Section 8 or by the Executive pursuant to
Section 9. If termination occurs pursuant to Executive's death as provided in
Section 7, the date of Executive's death shall be the Date of Termination.

     (b) If, within sixty (60) days after any notice of termination is given, the party receiving such notice of termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date as finally determined by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected). Any party giving notice of a dispute shall pursue the resolution of such dispute. During the period until the dispute is finally resolved in accordance with this Section 10(b), the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, his salary) and continue Executive as a participant in all compensation, employee benefit and insurance plans, programs, arrangements and perquisites in which Executive was participating or to which Executive was entitled when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 10(b). Amounts paid under this Section 10(b) shall be repaid to Company or be offset against or reduce any other amounts due Executive under this Agreement, as appropriate, only upon the final resolution of the dispute.

     (c) If this Agreement is terminated by Executive With Good Reason or by the Company Without Cause, or if the Company shall terminate Executive's employment under this Agreement in any way that is a breach of this Agreement by Company, the following shall apply:

          (i) Executive shall continue to receive Executive's base salary under
     Section 3(a) for the remainder of the term of this Agreement. The Company may at its option upon such Date of Termination immediately pay to Executive in a lump sum the full amount to which he is entitled under this paragraph, but appropriately discounted for the period over which such compensation would otherwise be paid by a factor measured by the prevailing interest rate on ninety (90) day U.S. Treasury Bills at the date of such lump sum payment.

          (ii) Executive shall be entitled to receive the bonus that would have been paid to Executive under Section 3(b) hereof for the remainder of the term of this Agreement in an amount equal to not less than the greatest amount of bonus paid to Executive during the term of this Agreement prior to such termination. Such bonus shall be paid to Executive (or his estate) at the same time as such bonus would have been paid to Executive if this Agreement had not been terminated. If such termination occurs in the last year of the employment term, the bonus payable for the year following the year in which the Date Of Termination occurs shall be calculated and paid as if this Agreement had not been terminated.

          (iii) In addition to all other amounts payable to Executive under this
     Section 10, Executive shall be entitled to receive, not later than the fifteenth day following the Date of Termination, all benefits payable to him under any of the Company's tax-qualified employee benefit plans and any other plan, program or arrangement relating to deferred compensation, retirement or other benefits including, without limitation, any profit sharing, 401k, employee stock ownership plan, or any plan established as a supplement to any of the aforementioned plans.

          (iv) The Company shall also pay to Executive, not later than the fifteenth day following the Date of Termination, an amount equal to all unvested Company contributions credited to Executive's account under any tax-qualified employee benefit plan maintained by Company as of the Date of Termination.

          (v) The Company shall also pay to Executive all legal fees and expenses incurred by Executive in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.

          (vi) The Company shall also pay to Executive, not later than the fifteenth (15th) day following the Date of Termination, a pro rata amount of his base salary under Section 3 hereof, in effect on the Date of Termination, for each day of vacation or sick leave which has accrued as of the Date of Termination, but which is unpaid as of such date, to which Executive is entitled under the Company's vacation and sick leave policies.

     (d) If this Agreement is terminated due to Disability, Executive or his estate shall be entitled to receive 100% of his base salary for the remainder of the term of this Agreement and such bonus as the Board may determine. The Company may purchase insurance to cover all or any part of its obligations set forth in the preceding sentence, and Executive agrees to take a physical examination to facilitate the obtaining of such insurance.

     (e) If this Agreement is terminated for Cause, the Company shall be obligated to pay Executive only such severance compensation as the Board by majority vote deems appropriate, or none at all, and except for the provisions of Sections 12 and 13, which shall remain in effect in accordance with their terms, this Agreement shall be null and void upon the "Date of Termination".

11.  OTHER BENEFITS FOLLOWING TERMINATION

     (a) If Executive's employment is terminated by the Company due to Disability or Without Cause, or by Executive With Good Reason, or if the Company shall terminate Executive's employment under this Agreement in any way that is a breach of this Agreement by the Company, in addition to the benefits described in Section 10, Executive shall also be entitled to the following benefits upon such termination:

          (i) The Company shall provide for the balance of the term and for a period of one (1) year thereafter, health and welfare benefits at least comparable to those benefits in effect on the Date of Termination, including but not limited to medical, dental, disability, dependent care, and life insurance coverage. At the Company's election, health benefits may be provided by reimbursing Executive for the cost of converting a group policy to individual coverage, or for the cost of extended COBRA coverage. The Company shall also pay to Executive an amount calculated to pay any income taxes due as a result of the payment by the Company on Executive's behalf for such health benefits. Such tax payment shall be calculated to place Executive in the same after-tax position as if no such income taxes had been imposed.

          (ii) The Company shall allow Executive the continued use of a Company automobile on the same terms which existed prior to the Date of Termination, for the balance of the term and for one (1) year thereafter.

          (iii) The Company shall provide Executive with an office and secretarial services equivalent to those provided to Executive at the Date of Termination for the balance of the term and for one (1) year thereafter.

     (b) For at least six (6) years following the Date of Termination, and regardless of the reason for such termination, including any termination for Cause, Executive shall continue to be indemnified under the Company's Certificate of Incorporation and Bylaws at least to the same extent as prior to the Date of Termination and Executive shall be covered by the directors' and officers' liability insurance, the fiduciary liability insurance and the professional liability insurance policies that are the same as, or provide coverage at least equivalent to, those which the Company carried prior to the Date of Termination.

12.  CONFIDENTIAL INFORMATION

     "Confidential Information" shall mean all information by Executive or obtained by Executive from or disclosed to Executive by the Company which relates to the Company's past, present, and future research, development and business activities, trade secrets, including in particular all matters of technical nature, such as "know-how", formulae, secret processes or machines, inventions and research project, and matters of a business nature, such as information about costs, profit, markets, sales, lists of customers, and any other information of a similar nature, also including plans for further development. Except as authorized by the Company in writing, Executive shall hold all Confidential Information in trust and confidence for the Company, and shall not disclose any of same to anyone outside of the Company, either during or after employment with the Company. The foregoing shall not apply to any Confidential Information which (i) is now or hereafter becomes, through no act or failure to act on Executive's part, generally known or publicly available,
(ii) is hereafter furnished to Executive by a third party as a matter of right and without restriction on disclosure, or (iii) is furnished to others by the Company without restriction on disclosure. Executive further agrees to deliver promptly to the Company on termination of employment with the Company, or at any time it may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints, and any other documents containing any Confidential Information, including all copies of such materials which Executive may then possess or have under his control. The rights and obligations set forth in this Section shall survive according to the terms hereof and continue after any expiration or termination of this Agreement or the employment specified herein. In the event of a breach or threatened breach by Executive of the provisions of this Section, the Company shall be entitled to an injunction restraining Executive from disclosing, in whole or in part, any of such Confidential Information, or from rendering any services to any person, firm, corporation, association, or other entity to whom such Confidential Information, in whole or in part, has been disclosed or is threatened to be disclosed.

13.  RESTRICTIVE COVENANT

     During the term of this Agreement Executive will not, and, in the event of a termination of employment hereunder for any reason, other than (i) termination by Executive With Good Reason, or (ii) termination by the Company Without Cause, or (iii) termination by the Company in any way that is a breach of this Agreement, Executive will not during the 12 month period following such termination, without the prior written consent of the Company, directly or indirectly, (x) engage for his own account in any business or own, manage, operate, control, be employed as a employee or consultant, buy, participate in, or be connected in any manner with the ownership, management, operation or control of any firm, corporation, association, or other business entity which is in competition with the business of the Company, provided that Executive may invest in a business competitive with Company to an extent not to exceed five percent (5%) of the total outstanding shares at the time of such investment in each one or more companies whose securities are listed on a national securities exchange or quoted daily in the "over-the-counter" market listing of the Wall Street Journal, or (y) solicit purchase orders for vitamins or any other related products or services from, or market or sell vitamins or any other related products or services to, any customer of the Company, or any person at a potential customer of the Company with whom the Company maintained a professional relationship during Executive's employment, or (z) contact any strategic partner of the Company or any person at a potential strategic partner of the Company with whom the Company maintained a professional relationship during Executive's employment, in each case, with the intention of entering into a joint venture or other similar business relationship. This covenant on the part of Executive shall be construed as an agreement independent of any other provisions of this Agreement and shall survive the termination of this Agreement, and the existence of any claims or cause of action by Executive against Company, whether predicated on this agreement or otherwise, shall not constitute a defense in the enforcement by Executive of this covenant.

14.  INDEMNIFICATION

     In the event Executive is made, or threatened to be made, a party to any legal action or proceeding, whether civil or criminal, by reason of the fact that Executive is or was a director or officer of the Company or serves or served any other corporation fifty percent (50%) or more owned or controlled by the Company in any capacity at the Company's request, Executive shall be indemnified by the Company, and the Company shall pay Executive's related expenses when and as incurred, all to the fullest extent permitted by law.

15.  REMEDIES

     The Company recognizes that because of Executive's special talents, stature and opportunities in the vitamin and nutritional supplement industry, in the event of termination by the Company hereunder (except for Cause) or in the event of termination by Executive With Good Reason, before the end of the agreed term, the Company acknowledges and agrees that the provisions of this Agreement regarding further payment of base salary, bonuses, and other post-termination provisions contained herein constitute fair and reasonable provisions for the consequences of such termination, do not constitute a penalty, and such payments and benefits shall not be limited or reduced by amounts Executive might earn or be able to earn from any other employment or ventures during the remainder of the agreed term of this Agreement and Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.

16.  BINDING AGREEMENT

     This Agreement shall be binding upon and inure to the benefit of Executive, his heirs, distributee and assigns, and the Company, its successors and assigns. Executive may not, without the express written permission of the Company, assign or pledge any rights or obligation hereunder to any person, firm or corporation. If Executive should die while any amount would still be payable to Executive if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with this Agreement to Executive's estate.

17.  ASSIGNMENT AND OTHER RIGHTS

     (a) The Company will require any successor (whether direct or indirect, by operation of law, by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from the Company in the same amount and on the same terms as Executive would be entitled under Sections 10 and 11 hereof, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     (b) It is the intention of the parties that the rights and benefits of Executive under this Agreement shall be in addition to, and not in lieu of, any right or benefits which Executive may have or be entitled to receive pursuant to any other arrangement or agreement between Company and Executive. Nothing contained in this Agreement shall affect any rights Executive may have or any benefits Executive may be entitled to receive under any other agreements, plans, programs or otherwise.

18.  WAIVER

     No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

19.  NOTICE

     For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to Executive at 87 Brookside Terrace, North Caldwell, New Jersey 07006 in the case of Executive, and in the case of Company, to the attention of the Chairman of the Compensation Committee of the Board of Directors with copies to the Chief Financial Officer and the Secretary of Company at the principal executive offices of Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

20.  GOVERNING LAW

     This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

21. SEVERABILITY

     If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in party, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provision of this Agreement, shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law, any prior agreement between the Company (or any predecessor thereof) and Executive shall be deemed reinstated as if this Agreement has not been executed.

22.  ARBITRATION

     (a) Any disagreement, dispute, controversy or claim arising out of or in any way related to this Agreement or the subject matter thereof or the interpretation hereof or any arrangements relating hereto or contemplated herein or the breach, termination or invalidity hereof shall be settled exclusively and finally by arbitration.

     (b) The arbitration shall be conducted in accordance with the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA"). The arbitral tribunal shall consist of one arbitrator.

     (c) The Company shall pay all of the fees, if any, and expenses of such arbitration, and shall also pay all of Executive's expenses, including attorneys' fees, incurred in connection with the arbitration regardless of the final outcome of such arbitration.

     (d) The arbitration shall be conducted in New York City or in any other city in the United States of America as the parties to the dispute may designate by mutual written consent.

     (e) Any decision or award of the arbitral tribunal shall be final and binding upon the parties to the arbitration proceeding. The parties hereto hereby waive to the extent permitted by law any rights to appeal or to review of such award by any court or tribunal. The parties hereto agree that the arbitral award may be enforced against the parties to the arbitration proceeding or their assets wherever the award may be entered in any court having jurisdiction thereof.

23. ENTIRE AGREEMENT

     As of January 1, 1996, all previous agreements relating to the employment of Executive, however styled, are hereby superseded to the extent inconsistent herewith, and excepting Executive's present participation in the Company stock option and/or other benefit plans or programs and the agreements thereunder, which are hereby reaffirmed in all respects by both parties thereto, this Agreement embodies all agreements, contracts, and understandings by and between the parties hereto. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any Waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date above stated.

                                          VITAQUEST INTERNATIONAL INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

                                                 /s/  KEITH I. FRANKEL

                                          --------------------------------------
                                                     Keith I. Frankel

                                                                   Exhibit 10.15

          EMPLOYMENT AGREEMENT dated as of January 1, 1996 between KEITH I. FRANKEL ("Executive") and VITAQUEST INTERNATIONAL INC., a Delaware corporation ("Company").


1.       TERM

                 The term of this Agreement shall commence as of January 1, 1996 and shall terminate on June 30, 1999, subject to earlier termination as provided herein.


2.       POSITION AND DUTIES

         (a) Executive shall be employed by the Company during the term as its Chief Executive Officer. Executive shall report directly and solely to the Company's President. The Company agrees to nominate Executive for election to the Board of Directors (the "Board") as a member of the management slate at each annual meeting of stockholders during the term hereof and Executive agrees to serve on the Board if elected.

         (b) Executive agrees to perform such services, not inconsistent with his position, as shall from time to time be assigned to him by the President, consistent with the By-Laws of the Company.

         (c) During the term of employment hereunder, except for disability, illness and reasonable vacation periods, Executive shall devote substantially all of his business time, attention, and energies to the position of Chief Executive Officer of the Company. Notwithstanding the foregoing, the expenditure by the Executive of reasonable amounts of time in connection with outside activities, not competitive with the Company's business, including but not limited to outside directorships, or charitable or professional activities, shall not be considered to be in violation of this Agreement subject, however, to the requirement that in no event shall any such activities materially interfere with the performance by the Executive of the services required under this Agreement. Further, it is understood and agreed by the parties hereto that Executive may engage in passive and personal investment activities.


3.       SALARY AND BONUS

         (a) Beginning January 1, 1996, Executive shall receive an annual base salary of $500,000, which base salary shall be subject to automatic increase on the first day of each January during the term hereof beginning January 1, 1997 by an amount equal to the greater of (i) 5% of the base salary in effect during the preceding 12 month period, or (ii) the percentage increase in the Consumer Price Index published by the U.S. Department of Labor for the 12 month period then ended (the "Current CPI Period") compared with the 12 month period immediately preceding the Current CPI Period. The base salary shall not be reduced during the term of this Agreement.

         (b) Executive shall be entitled to receive during each year during the term hereof other than 1996, such incentive bonus, in such amount as the Board (or a Compensation Committee or other similar Committee designated by the Board) shall determine in its discretion on the basis of the Company's operating results, provided that no such determination shall be made prior to June 30 1997.


4.       REIMBURSEMENT OF EXPENSES

         Executive shall be authorized to incur and shall be reimbursed by the Company for reasonable expenses for the advancement of the Company's business, upon presentation of reasonable documentation therefor.


5.       STOCK OPTIONS AND OTHER BENEFITS

         (a) Executive shall be eligible to participate in the Company's Non-Qualified Deferred Compensation Plan, Profit Sharing Plan and 1996 Stock Option Plan and any additional or successor incentive plan or plans.

         (b) During the period of employment hereunder, Executive shall also be entitled to receive all other benefits of employment which are, and which may be in the future, generally available to members of the Company's management and specifically, an allowance for use of automobiles as provided from time to time by action of the Board of Directors, as well as, without limitation, group health, disability, and life insurance benefits and participation in any Company profit-sharing or pension plan, and vacation consistent with the vacation policies of Company.


6.       DISABILITY BENEFITS

         "Disability" shall mean Executive's incapacity due to physical or mental illness or cause, which results in Executive being absent from the performance of his duties with the Company on a full-time basis for a period of nine (9) consecutive months. The existence or cessation of a physical or mental illness which renders Executive absent from the performance of his duties on a full-time basis shall, if disputed by the Company or Executive, be conclusively determined by written opinions rendered by two qualified physicians, one selected by Executive, and one selected by the Company. During the period of absence Executive shall be deemed to be on disability leave of absence, with his compensation paid in full and the Board may designate an interim Chief Executive Officer on such terms as it deems proper.

         Upon the expiration of nine (9) consecutive months of such disability leave of absence, Executive's employment may be terminated by the Company pursuant to the provisions of Section 8(a) provided, however, that prior to the effective date of such termination, Executive shall have the right to return to full-time employment. At the Company's request, Executive shall be required to provide the written opinions of two qualified physicians, one selected by Executive and one selected by the Company to verify Executive's condition of health. Executive's full regular compensation shall be reinstated upon his return to employment and his resumption of his full duties hereunder. If the Company refuses to permit Executive to resume full-time employment as Chief Executive Officer the Company shall be deemed to have terminated this agreement under Section 8(c) hereof.


7.       DEATH DURING EMPLOYMENT

         If Executive dies during the term of employment provided for in this Agreement, the Company shall pay to the Executive's Estate the regular compensation that would otherwise be payable to Executive up to the end of the month in which his death occurs, plus, as a death benefit, compensation for a period of twelve (12) months thereafter at the same monthly rate of base compensation which prevailed during the month of his death.


8.       TERMINATION BY THE COMPANY

         The Company shall have the right to terminate this Agreement under the following circumstances:

         (a) Upon ten (10) days' written notice from Company to Executive in the event of Disability which has incapacitated him from performing his duties for nine (9) consecutive months as determined under Section 6, subject to Executive's right to reinstatement as provided in Section 6.

         (b) For "Cause" upon ten (10) days' written notice to Executive. Termination by the Company of Executive's employment for "Cause" as used in this Agreement means (1) the willful and continuing neglect by Executive of his duties or obligations hereunder provided, however, that any such neglect shall constitute "Cause" hereunder only if such neglect remains uncured for a period of ten (10) days after written notice describing the same is given to the Executive; and provided, further, that isolated, insubstantial or nonmaterial neglect or failure shall not constitute Cause hereunder; (2) the willful refusal by Executive to comply with the lawful instructions or directions of the party to whom Executive reports hereunder, provided, however, that any such refusal shall constitute "Cause" hereunder only if such instructions or directions are in respect of matters which may be properly required of Executive hereunder and only if such refusal continues for a period of more than ten (10) days after written notice describing same is given to the Executive; (3) Executive's conviction (which, through lapse of time or otherwise, is not subject to appeal) of any felony under the laws of any country or political subdivision thereof, involving theft, embezzlement or moral turpitude; (4) Executive's performance of any act which would constitute a crime or offense involving money or property of the Company or any of its subsidiaries, or would constitute a felony in the jurisdiction in which such act occurred, regardless of whether or not the Executive is prosecuted; (5) any attempt by Executive improperly to secure any personal profit in connection with the business of the Company or any of its subsidiaries, (6) chronic alcoholism or drug addiction; or (7) any breach by Executive of the terms of Sections 12 or 13 of this Agreement; provided such breach continues uncured for ten (10) days after written notice of such breach is given by the Company to Executive.

         (c) Upon ninety (90) days written notice to Executive where the Board, acting by a majority, elects "Without Cause" to terminate Executive for any reason, other than Disability (Section 8(a)) or for Cause (Section 8(b)).


9.       TERMINATION BY EXECUTIVE

         Executive shall have the right to terminate his employment under this Agreement "With Good Reason" upon three (3) days' written notice to the Company given within sixty (60) days following the date on which Executive become aware of any of the following events:

         (a) Executive is not elected or retained as Chairman and President and a director of Company;

         (b) any assignment to Executive of any duties other than those reasonably contemplated by, or any limitation of the power or prerogatives of Executive in any respect not reasonably contemplated by Section 2;

         (c) any removal of Executive from responsibilities substantially similar to those described or contemplated in Section 2;

         (d) any reduction in, or limitation upon, the compensation, reimbursable expenses or other benefits provided for in this Agreement, other than by valid public law or regulation; or

         (e) any assignment to Executive of duties that would require him to relocate or transfer his current principal place or residence or would make the continuance of such current principal place of residence unreasonably difficult or inconvenient for him.


10.      CONSEQUENCES OF TERMINATION

         (a) Except as provided in Section 10(b), as used in this Agreement "Date of Termination" shall mean the date specified in the written notice of termination given by the Company pursuant to Section 8 or by the Executive pursuant to Section 9. If termination occurs pursuant to Executive's death as provided in Section 7, the date of Executive's death shall be the Date of Termination.

         (b) If, within sixty (60) days after any notice of termination is given, the party receiving such notice of termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date as finally determined by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected). Any party giving notice of a dispute shall pursue the resolution of such dispute. During the period until the dispute is finally resolved in accordance with this Section 10(b), the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, his salary) and continue Executive as a participant in all compensation, employee benefit and insurance plans, programs, arrangements and perquisites in which Executive was participating or to which Executive was entitled when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 10(b). Amounts paid under this Section 10(b) shall be repaid to Company or be offset against or reduce any other amounts due Executive under this Agreement, as appropriate, only upon the final resolution of the dispute.

         (c) If this Agreement is terminated by Executive With Good Reason or by the Company Without Cause, or if the Company shall terminate Executive's employment under this Agreement in any way that is a breach of this Agreement by Company, the following shall apply:

                 (i) Executive shall continue to receive Executive's base salary under Section 3(a) for the remainder of the term of this Agreement. The Company may at its option upon such Date of Termination immediately pay to Executive in a lump sum the full amount to which he is entitled under this paragraph, but appropriately discounted for the period over which such compensation would otherwise be paid by a factor measured by the prevailing interest rate on ninety
         (90) day U.S.  Treasury Bills at the date of such lump sum payment.

                 (ii) Executive shall be entitled to receive the bonus that would have been paid to Executive under Section 3(b) hereof for the remainder of the term of this Agreement in an amount equal to not less than the greatest amount of bonus paid to Executive during the term of this Agreement prior to such termination. Such bonus shall be paid to Executive (or his estate) at the same time as such bonus would have been paid to Executive if this Agreement had not been terminated. If such termination occurs in the last year of the employment term, the bonus payable for the year following the year in which the Date Of Termination occurs shall be calculated and paid as if this Agreement had not been terminated.

                 (iii) In addition to all other amounts payable to Executive under this Section 10, Executive shall be entitled to receive, not later than the fifteenth day following the Date of Termination, all benefits payable to him under any of the Company's tax-qualified employee benefit plans and any other plan, program or arrangement relating to deferred compensation, retirement or other benefits including, without limitation, any profit sharing, 401k, employee stock ownership plan, or any plan established as a supplement to any of the aforementioned plans.

                 (iv) The Company shall also pay to Executive, not later than the fifteenth day following the Date of Termination, an amount equal to all unvested Company contributions credited to Executive's account under any tax-qualified employee benefit plan maintained by Company as of the Date of Termination.

                 (v) The Company shall also pay to Executive all legal fees and expenses incurred by Executive in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.

                 (vi) The Company shall also pay to Executive, not later than the fifteenth (15th) day following the Date of Termination, a pro rata amount of his base salary under Section 3 hereof, in effect on the Date of Termination, for each day of vacation or sick leave which has accrued as of the Date of Termination, but which is unpaid as of such date, to which Executive is entitled under the Company's vacation and sick leave policies.

         (d) If this Agreement is terminated due to Disability, Executive or his estate shall be entitled to receive 100% of his base salary for the remainder of the term of this Agreement and such bonus as the Board may determine. The Company may purchase insurance to cover all or any part of its obligations set forth in the preceding sentence, and Executive agrees to take a physical examination to facilitate the obtaining of such insurance.

         (e) If this Agreement is terminated for Cause, the Company shall be obligated to pay Executive only such severance compensation as the Board by majority vote deems appropriate, or none at all, and except for the provisions of Sections 12 and 13, which shall remain in effect in accordance with their terms, this Agreement shall be null and void upon the "Date of Termination".


11.      OTHER BENEFITS FOLLOWING TERMINATION

         (a) If Executive's employment is terminated by the Company due to Disability or Without Cause, or by Executive With Good Reason, or if the Company shall terminate Executive's employment under this Agreement in any way that is a breach of this Agreement by the Company, in addition to the benefits described in Section 10, Executive shall also be entitled to the following benefits upon such termination:

                 (i) The Company shall provide for the balance of the term and for a period of one (1) year thereafter, health and welfare benefits at least comparable to those benefits in effect on the Date of Termination, including but not limited to medical, dental, disability, dependent care, and life insurance coverage. At the Company's election, health benefits may be provided by reimbursing Executive for the cost of converting a group policy to individual coverage, or for the cost of extended COBRA coverage. The Company shall also pay to Executive an amount calculated to pay any income taxes due as a result of the payment by the Company on Executive's behalf for such health benefits. Such tax payment shall be calculated to place Executive in the same after-tax position as if no such income taxes had been imposed.

                 (ii) The Company shall allow Executive the continued use of a Company automobile on the same terms which existed prior to the Date of Termination, for the balance of the term and for one (1) year thereafter.

                 (iii) The Company shall provide Executive with an office and secretarial services equivalent to those provided to Executive at the Date of Termination for the balance of the term and for one (1) year thereafter.

         (b) For at least six (6) years following the Date of Termination, and regardless of the reason for such termination, including any termination for Cause, Executive shall continue to be indemnified under the Company's Certificate of Incorporation and Bylaws at least to the same extent as prior to the Date of Termination and Executive shall be covered by the directors' and officers' liability insurance, the fiduciary liability insurance and the professional liability insurance policies that are the same as, or provide coverage at least equivalent to, those which the Company carried prior to the Date of Termination.


12.      CONFIDENTIAL INFORMATION

         "Confidential Information" shall mean all information generated by Executive or obtained by Executive from or disclosed to Executive by the Company which relates to the Company's past, present, and future research, development and business activities, trade secrets, including in particular all matters of technical nature, such as "know-how", formulae, secret processes or machines, inventions and research project, and matters of a business nature, such as information about costs, profit, markets, sales, lists of customers, and any other information of a similar nature, also including plans for further development. Except as authorized by the Company in writing, Executive shall hold all Confidential Information in trust and confidence for the Company, and shall not disclose any of same to anyone outside of the Company, either during or after employment with the Company. The foregoing shall not apply to any Confidential Information which (i) is now or hereafter becomes, through no act or failure to act on Executive's part, generally known or publicly available,
(ii) is hereafter furnished to Executive by a third party as a matter of right and without restriction on disclosure, or (iii) is furnished to others by the Company without restriction on disclosure. Executive further agrees to deliver promptly to the Company on termination of employment with the Company, or at any time it may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints, and any other documents containing any Confidential Information, including all copies of such materials which Executive may then possess or have under his control. The rights and obligations set





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
forth in this Section shall survive according to the terms hereof and continue after any expiration or termination of this Agreement or the employment specified herein. In the event of a breach or threatened breach by Executive of the provisions of this Section, the Company shall be entitled to an injunction restraining Executive from disclosing, in whole or in part, any of such Confidential Information, or from rendering any services to any person, firm, corporation, association, or other entity to whom such Confidential Information, in whole or in part, has been disclosed or is threatened to be disclosed.


13.      RESTRICTIVE COVENANT

         During the term of this Agreement Executive will not, and, in the event of a termination of employment hereunder for any reason, other than (i) termination by Executive With Good Reason, or (ii) termination by the Company Without Cause, or (iii) termination by the Company in any way that is a breach of this Agreement, Executive will not during the 12 month period following such termination, without the prior written consent of the Company, directly or indirectly, (x) engage for his own account in any business or own, manage, operate, control, be employed as an employee or consultant, buy, participate in, or be connected in any manner with the ownership, management, operation or control of any firm, corporation, association, or other business entity which is in competition with the business of the Company, provided that Executive may invest in a business competitive with Company to an extent not to exceed five percent (5%) of the total outstanding shares at the time of such investment in each one or more companies whose securities are listed on a national securities exchange or quoted daily in the "over-the-counter" market listing of the Wall Street Journal, or (y) solicit purchase orders for vitamins or any other related products or services from, or market or sell vitamins or any other related products or services to, any customer of the Company, or any person at a potential customer of the Company with whom the Company maintained a professional relationship during Executive's employment, or (z) contact any strategic partner of the Company or any person at a potential strategic partner of the Company with whom the Company maintained a professional relationship during Executive's employment, in each case, with the intention of entering into a joint venture or other similar business relationship. This covenant on the part of Executive shall be construed as an agreement independent of any other provisions of this Agreement and shall survive the termination of this Agreement, and the existence of any claims or cause of action by Executive against Company, whether predicated on this agreement or otherwise, shall not constitute a defense in the enforcement by Executive of this covenant.


14.      INDEMNIFICATION

         In the event Executive is made, or threatened to be made, a party to any legal action or proceeding, whether civil or criminal, by reason of the fact that Executive is or was a director or officer of the Company or serves or served any other corporation fifty percent (50%) or more owned or controlled by the Company in any capacity at the Company's request, Executive shall be indemnified by the Company, and the Company shall pay Executive's related expenses when and as incurred, all to the fullest extent permitted by law.


15.      REMEDIES

         The Company recognizes that because of Executive's special talents, stature and opportunities in the vitamin and nutritional supplement industry, in the event of termination by the Company hereunder (except for Cause) or in the event of termination by Executive With Good Reason, before the end of the agreed term, the Company acknowledges and agrees that the provisions of this Agreement regarding further payment of base salary, bonuses, and other post-termination provisions contained herein constitute fair and reasonable provisions for the consequences of such termination, do not constitute a penalty, and such payments and benefits shall not be limited or reduced by amounts Executive might earn or be able to earn from any other employment or ventures during the remainder of the agreed term of this Agreement and Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.


16.      BINDING AGREEMENT

         This Agreement shall be binding upon and inure to the benefit of Executive, his heirs, distributee and assigns, and the Company, its successors and assigns. Executive may not, without the express written permission of the Company, assign or pledge any rights or obligation hereunder to any person, firm or corporation. If Executive should die while any amount would still be payable to Executive if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with this Agreement to Executive's estate.


17.      ASSIGNMENT AND OTHER RIGHTS

         (a) The Company will require any successor (whether direct or indirect, by operation of law, by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from the Company in the same amount and on the same terms as Executive would be entitled under Sections 10 and 11 hereof, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         (b) It is the intention of the parties that the rights and benefits of Executive under this Agreement shall be in addition to, and not in lieu of, any right or benefits which Executive may have or be entitled to receive pursuant to any other arrangement or agreement between Company and Executive. Nothing contained in this Agreement shall affect any rights Executive may have or any benefits Executive may be entitled to receive under any other agreements, plans, programs or otherwise.


18.      WAIVER

         No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.


19.      NOTICE

         For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to Executive at 87 Brookside Terrace, North Caldwell, New Jersey 07006 in the case of Executive, and in the case of Company, to the attention of the Chairman of the Compensation Committee of the Board of Directors with copies to the Chief Financial Officer and the Secretary of Company at the principal executive offices of Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.


20.      GOVERNING LAW

         This Agreement shall the governed and construed in accordance with the laws of the State of Delaware.


21.      SEVERABILITY

         If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force an effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rent of such provision not held so invalid, and the rest Of such provision, together with all other provision of this Agreement, shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law, any prior agreement between the Company or any predecessor thereof) and Executive shall be deemed reinstated as if this Agreement has not been executed.


22.      ARBITRATION

         (a) Any disagreement, dispute, controversy or claim arising out of or in any way related to this Agreement or the subject matter thereof or the interpretation hereof or any arrangements relating hereto or contemplated herein or the breach, termination or invalidity hereof shall be settled exclusively and finally by arbitration.

         (b) The arbitration shall be conducted in accordance with the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA"). The arbitral tribunal shall consist of one arbitrator.

         (c) The Company shall pay all of the fees, if any, and expenses of such arbitration, and shall also pay all of Executive's expenses, including attorneys' fees, incurred in connection with the arbitration regardless of the final outcome of such arbitration.

         (d) The arbitration shall be conducted in New York City or in any other city in the United States of America as the parties to the dispute may designate by mutual written consent.

         (e) Any decision or award of the arbitral tribunal hall be final and binding upon tho parties to the arbitration proceeding. The parties hereto hereby waive to the extent permitted by law any rights to appeal or to review of such award by any court or tribunal. The parties hereto agree that the arbitral award may be enforced against the parties to the arbitration proceeding or their assets wherever the award may be entered in any court having jurisdiction thereof.


23.      ENTIRE AGREEMENT

         As of January 1, 1996, all previous agreements relating to the employment of Executive, however styled, are hereby superseded to the extent inconsistent herewith, and excepting Executive's present participation in the Company stock option and/or other benefit plans or programs and the agreements thereunder, which are hereby reaffirmed in all respects by both parties thereto, this Agreement embodies all agreements, contracts, and understandings by and between the parties hereto. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any Waiver, change, modification, extension, or discharge is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date above stated.

                                             VITAQUEST INTERNATIONAL INC.



                                             By:
- ---------------------------                     ------------------------------
KEITH I FRANKEL                                 Edward M. Frankel
                                                President

                                                                     Exhibit 5.1


                                    735-8600

                                                                   June 18, 1996

Vitaquest International Inc.
100 Lehigh Drive
Fairfield, New Jersey 07004

Gentlemen:

     We furnish this opinion to be filed as Exhibit 5.1 to the Registration Statement on Form S-1 (the "Registration Statement") of Vitaquest International Inc. (the "Company"), Registration No. 333-3605. The Registration Statement relates to the proposed public offering by the Company and certain selling stockholders of 7,200,000 shares of Common Stock (8,280,000 shares of Common Stock if the over-allotment option described in the Registration Statement is exercised), as more particularly described in the Registration Statement.

     We are familiar with the proceedings taken by the Company in connection with the Registration Statement and the proposed public offering.

     On the basis of the foregoing and such other investigations as we have deemed necessary in connection with this opinion, and, assuming that the Registration Statement becomes and remains effective and that applicable state securities laws are complied with, we are of the opinion that the shares of Common Stock to which the Registration Statement relates will, when issued and sold in the manner contemplated in the Registration Statement, be legally issued, fully paid and nonassessable shares of Common Stock.

     We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement. We further consent to the reference to our firm under the caption "Legal Matters" in the Prospectus which is part of the Registration Statement.

                                          Very truly yours,

                                          Morrison Cohen Singer & Weinstein, LLP

                                PROMISSORY NOTE

U.S.$257,500.00                                                    June 14, 1996

     FOR VALUE RECEIVED, the undersigned, VITAQUEST INTERNATIONAL INC., a Delaware corporation with offices at 100 Lehigh Drive, Fairfield, New Jersey 07004 (the "Maker"), hereby promises to pay to the order of THE EDWARD M. FRANKEL GRAT U/A DATED MAY 10, 1996 (the "Payee"), at 100 Lehigh Drive, Fairfield, New Jersey 07004 or at such other place as the Payee may specify, the principal sum of the lesser of (x) Two Hundred Fifty Seven Thousand Five Hundred Dollars ($257,500.00), or (y) such amount as is equal to the product of (i) 5.15%, multiplied by (ii) the amount of Maker's undistributed earnings (as determined by the Company's independent certified public accountants) for the period April 1, 1996 to the date on which Maker ceases to be an S corporation for Federal and State income tax purposes (the "Termination Date"), together with interest thereon at the rate of eight and one-half (8.5%) per annum from the Termination Date, in lawful money of the United States, payable in thirty-six(36) equal monthly installments on the 1st day of each month beginning on the 1st day of the 1st month following the month in which the amount of such undistributed earnings is so determined.

     In the event that any installment of this Note is not paid when due and such non-payment is not cured within ten (10) days after notice thereof is given to Maker at Maker's above address, then, and in such event, the holder of this Note may by delivery of written notice of acceleration to the Maker declare the entire unpaid principal balance of this Note to be due and payable, whereupon, the same shall become and be immediately due and payable.

     All notices, requests, demands and other communications which are required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by overnight commercial mail service or by registered or certified mail, return receipt requested, postage prepaid.

     The Maker agrees to pay all costs of enforcement and collection of this Note, including but not limited to, reasonable attorneys' fees, disbursements and court costs.

     The Maker hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note.

     The Maker shall have the right to prepay this Note in whole or in part, without premium or penalty from time to time.

     This Note shall be construed in accordance with, and any dispute arising in connection herewith shall be governed by, the laws of the State of New York applicable to contracts made and to be performed in said state.

                                          VITAQUEST INTERNATIONAL INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President